UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04615

HARTFORD HLS SERIES FUND II, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (860) 843-9934

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 – December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Hartford Growth Opportunities HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively).Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"),with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009,Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal.Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford Growth Opportunities HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Growth Opportunities HLS Fund inception 03/24/1987
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview(1) 12/31/00 - 12/31/10
Growth of $10,000 investment

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns(2) (as of 12/31/10)

	1	5	10
	Year	Year	Year
Growth Opportunities IA	17.56%	3.76%	2.78%
Growth Opportunities IB	17.28%	3.51%	2.53%
Russell 1000 Growth Index	16.71%	3.75%	0.02%
Russell 3000 Growth Index	17.64%	3.88%	0.30%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expenses charged to this share class.

(2)
Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Michael T. Carmen, CFA	Mario E. Abularach, CFA, CMT	Stephen Mortimer
Senior Vice President	Vice President, Equity Research Analyst	Senior Vice President

How did the Fund perform?
The Class IA shares of the Hartford Growth Opportunities HLS Fund returned 17.56% for the twelve-month period ended December 31, 2010, outperforming the Russell 1000 Growth Index, which returned 16.71% for the same period. The Fund performed in line with its other benchmark, the Russell 3000 Growth Index, which returned 17.64% for the same period. The Fund underperformed the 19.45% return of the average fund in the Lipper Multi-Cap Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
Equity markets were volatile during 2010 due to significant macroeconomic concerns, which included the European sovereign debt crisis and fears of a double dip recession in the U.S. Investors regained confidence beginning in September as many of these headwinds appeared to have abated as U.S. economic news improved, the U.S. Federal Reserve Bank pursued further quantitative easing, and corporate earnings rose.

In this environment, mid-cap stocks (+26.6%) and small-cap stocks (+26.9%) outperformed their large-cap (+15.1%) counterparts as measured by the S&P MidCap 400, Russell 2000, and S&P 500 indices, respectively. Growth stocks (+17.6%) outperformed Value stock (+16.2%) during the period, as measured by the Russell 3000 Growth and Russell 3000 Value indices. Strength was broad-based as nine of the ten sectors of the Russell 3000 Growth Index rose during the period. The Consumer

2

Discretionary (+31%), Industrials (+28%), and Materials (+22%) sectors increased the most while Utilities (-11%) and Health Care (+7%) lagged.

The Fund benefited from strong security selection in Materials, Information Technology, and Consumer Staples. This was partially offset by weaker security selection in Industrials and Health Care. Sector allocation, the result of bottom-up (i.e. stock by stock fundamental research) stock selection decisions, had little impact on benchmark-relative (i.e performance as measured against the benchmark) results. Favorable effects from an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Consumer Discretionary and an underweight (i.e. the Fund’s sector position was greater than the benchmark position) to Utilities were offset by an unfavorable overweight to Health Care and underweight to Energy. A modest cash position detracted from relative returns in an upward trending market.

Among the top benchmark relative contributors to performance during the period were SanDisk (Information Technology), Dufry Group (Consumer Discretionary), and Cisco Systems (Information Technology). SanDisk, the world's largest supplier of flash (NAND) storage cards, released results that surprised on the upside. Management raised guidance on the back of strong original equipment manufacturer (OEM) business growth and higher gross margins. Dufry, a Switzerland-based retail company specializing in the travel sector, reported above consensus results for the first half of 2010 along with strong growth prospects, particularly in Latin America, which helped drive the stock price higher. Shares continued to rise on increased expectations for organic revenue growth, as well as positive operating margin trends throughout the period. Our underweight position in Cisco Systems, a leading internet networking equipment and network management supplier, aided relative performance as the benchmark component stock lagged the index. The company released a disappointing revenue and earnings outlook for 2011, sending shares lower. Information Technology holdings Apple and Oracle were among other top contributors to absolute performance (i.e. total return).

The top detractors from benchmark relative and absolute performance in the Fund during the period were NVIDIA (Information Technology), Equinix (Information Technology), and Adobe Systems (Information Technology). Shares of NVIDIA, a computer graphics processing card maker, fell as manufacturing problems continued to delay the release of the company’s premium Fermi chip product. Equinix, a commercial data center and internet exchange services company, saw its stock price fall after the firm lowered its previous guidance citing underestimated churn assumptions, greater-than-expected discounting on long-term contract renewals, and lower-than-expected revenues attributable to recently acquired Switch and Data business. The share price of Adobe Systems, a leading digital media software company, fell as results in two of the key business segments, Education and Japan, were running below expectations.

What is your outlook?
Looking forward, we remain positive on the markets because we feel the economy is improving and valuations are still reasonable. We expect acceleration in U.S. economic growth in 2011 with private sector demand increasing in importance. We have found several compelling new holdings to add to the portfolio with what we consider attractive risk-reward characteristics, in some cases with high upside optionality to certain scenarios we consider likely.

We continue to focus our research efforts on identifying stocks of companies whose future growth we consider to be underpriced. At the end of the period, our bottom-up decisions resulted in overweights in the Health Care, Financials, and Materials sectors and underweights in the Consumer Staples, Energy, and Information Technology sectors relative to the Russell 3000 Growth Index.

Diversification by Industry
as of December 31, 2010
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	5.2%
Banks (Financials)	3.5
Capital Goods (Industrials)	7.0
Commercial & Professional Services (Industrials)	1.3
Consumer Durables & Apparel (Consumer
Discretionary)	4.1
Diversified Financials (Financials)	5.1
Energy (Energy)	6.5
Food & Staples Retailing (Consumer Staples)	1.0
Food, Beverage & Tobacco (Consumer Staples)	1.9
Health Care Equipment & Services (Health Care)	8.4
Materials (Materials)	7.2
Media (Consumer Discretionary)	0.8
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	9.7
Retailing (Consumer Discretionary)	5.0
Semiconductors & Semiconductor Equipment (Information Technology)	3.1
Software & Services (Information Technology)	12.6
Technology Hardware & Equipment (Information Technology)	12.1
Telecommunication Services (Services)	1.0
Transportation (Industrials)	3.3
Short-Term Investments	1.8
Other Assets and Liabilities	(0.6)
Total	100.0%

3

Hartford Growth Opportunities HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.8%
	Automobiles & Components - 5.2%
227	Daimler AG	$15,371
631	Fiat S.p.A.	13,058
883	Ford Motor Co. •	14,819
545	Johnson Controls, Inc.	20,800
		64,048
	Banks - 3.5%
952	Banco Santander Brasil S.A.	12,944
513	Itau Unibanco Banco Multiplo S.A. ADR	12,328
607	Wells Fargo & Co.	18,811
		44,083
	Capital Goods - 7.0%
211	Boeing Co.	13,770
1,275	Changsha Zoomlion Heavy Industry Science
	and Technology Co., Ltd. •	2,881
134	FLSmidth & Co. A/S	12,793
159	Fluor Corp.	10,535
330	Ingersoll-Rand plc	15,555
414	Komatsu Ltd.	12,445
314	Navistar International Corp. •	18,189
		86,168
	Commercial & Professional Services - 1.3%
248	Manpower, Inc.	15,571

	Consumer Durables & Apparel - 4.1%
353	Coach, Inc.	19,530
493	Jarden Corp.	15,210
203	Pandora A/S •	12,217
84	Under Armour, Inc. Class A •	4,620
		51,577
	Diversified Financials - 5.1%
224	Ameriprise Financial, Inc.	12,874
88	BlackRock, Inc.	16,847
94	Goldman Sachs Group, Inc.	15,857
757	Invesco Ltd.	18,214
		63,792
	Energy - 6.5%
198	Anadarko Petroleum Corp.	15,049
125	Apache Corp.	14,951
332	Consol Energy, Inc.	16,157
117	EOG Resources, Inc.	10,677
139	Occidental Petroleum Corp.	13,646
166	Peabody Energy Corp.	10,621
		81,101
	Food & Staples Retailing - 1.0%
237	Whole Foods Market, Inc. •	11,975

	Food, Beverage & Tobacco - 1.9%
721	Green Mountain Coffee Roasters, Inc. •	23,681

	Health Care Equipment & Services - 8.4%
391	Aetna, Inc.	11,938
337	Cardinal Health, Inc.	12,926
331	CIGNA Corp.	12,120
247	Edwards Lifesciences Corp. •	19,992
812	Hologic, Inc. •	15,283
174	McKesson Corp.	12,253
580	UnitedHealth Group, Inc.	20,937
		105,449
	Materials - 7.2%
102	CF Industries Holdings, Inc.	13,772
86	First Quantum Minerals Ltd.	9,385
170	Freeport-McMoRan Copper & Gold, Inc.	20,398
291	Mosaic Co.	22,228
390	Vallar plc •	6,786
426	Vedanta Resources plc	16,819
		89,388
	Media - 0.8%
317	DreamWorks Animation SKG, Inc. •	9,333

	Pharmaceuticals, Biotechnology & Life Sciences - 9.7%
405	Agilent Technologies, Inc. •	16,775
240	Amylin Pharmaceuticals, Inc. •	3,536
356	Auxilium Pharmaceuticals, Inc. •	7,514
288	Celgene Corp. •	17,015
379	Elan Corp. plc ADR •	2,170
623	Mylan, Inc. •	13,156
677	Pharmaceutical Product Development, Inc.	18,374
271	Thermo Fisher Scientific, Inc. •	15,013
157	Waters Corp. •	12,216
273	Watson Pharmaceuticals, Inc. •	14,115
		119,884
	Retailing - 5.0%
191	Advance Automotive Parts, Inc.	12,654
117	Dufry Group	15,698
40	Priceline.com, Inc. •	16,162
271	Ross Stores, Inc.	17,172
		61,686
	Semiconductors & Semiconductor Equipment - 3.1%
667	Broadcom Corp. Class A	29,066
419	Maxim Integrated Products, Inc.	9,901
		38,967
	Software & Services - 12.6%
1,027	Activision Blizzard, Inc.	12,779
97	Citrix Systems, Inc. •	6,636
264	Cognizant Technology Solutions Corp. •	19,334
763	eBay, Inc. •	21,245
57	Google, Inc. •	33,619
1,258	Oracle Corp.	39,383
287	Teradata Corp. •	11,825
668	Western Union Co.	12,412
		157,233
	Technology Hardware & Equipment - 12.1%
226	Apple, Inc. •	72,756
1,243	EMC Corp. •	28,461
410	High Technology Computer Corp.	12,640
948	Hughes Telematics, Inc. •	2,750
689	Qualcomm, Inc.	34,078
		150,685
	Telecommunication Services - 1.0%
238	American Tower Corp. Class A •	12,306

	Transportation - 3.3%
308	Expeditors International of Washington, Inc.	16,838
182	FedEx Corp.	16,956

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.8% - (continued)
	Transportation - 3.3% - (continued)
307	United Continental Holdings, Inc. •		$7,315
			41,109
	Total common stocks
	(cost $1,000,942)		$1,228,036
	Total long-term investments
	(cost $1,000,942)		$1,228,036

SHORT-TERM INVESTMENTS - 1.8%
	Repurchase Agreements - 1.8%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $1,761,
	collateralized by FNMA 5.50%, 2038,
	value of $1,796)
$1,761	0.20%, 12/31/2010		$1,761
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $14,509, collateralized by U.S.
	Treasury Note 0.88% - 2.13%, 2012 -
	2015, value of $14,799)
14,509	0.20%, 12/31/2010		14,509
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $6,625,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2040, value of $6,758)
6,625	0.28%, 12/31/2010		6,625
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $63, collateralized by U.S.
	Treasury Note 2.75%, 2019, value of $64)
63	0.20%, 12/31/2010		63
			22,958
	Total short-term investments
	(cost $22,958)		$22,958

	Total investments
	(cost $1,023,900) ▲	100.6%	$1,250,994
	Other assets and liabilities	(0.6)%	(7,817)
	Total net assets	100.0%	$1,243,177

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.7% of total net assets at December 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

5

Hartford Growth Opportunities HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $1,025,139 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$242,355
Unrealized Depreciation	(16,500)
Net Unrealized Appreciation	$225,855

•	Currently non-income producing.

Foreign Currency Contracts Outstanding at December 31, 2010
Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Euro	State Street Global Markets LLC	Buy	$12,974	$12,878	01/05/2011	$96
Japanese Yen	Goldman Sachs	Sell	11,568	11,250	01/13/2011	(318)
						$(222)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

Hartford Growth Opportunities HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,228,036	$1,129,212	$98,824	$–
Short-Term Investments	22,958	–	22,958	–
Total	$1,250,994	$1,129,212	$121,782	$–
Foreign Currency Contracts *	96	–	96	–
Total	$96	$–	$96	$–
Liabilities:
Foreign Currency Contracts *	318	–	318	–
Total	$318	$–	$318	$–

♦	For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

7

Hartford Growth Opportunities HLS Fund
Statement of Assets and Liabilities
December 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,023,900)	$1,250,994
Cash	—
Unrealized appreciation on foreign currency contracts	96
Receivables:
Investment securities sold	9,703
Fund shares sold	383
Dividends and interest	587
Total assets	1,261,763
Liabilities:
Unrealized depreciation on foreign currency contracts	318
Payables:
Investment securities purchased	17,600
Fund shares redeemed	365
Investment management fees	165
Distribution fees	7
Accrued expenses	131
Total liabilities	18,586
Net assets	$1,243,177
Summary of Net Assets:
Capital stock and paid-in-capital	$1,309,086
Accumulated undistributed net investment income	—
Accumulated net realized loss on investments and foreign currency transactions	(292,707)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	226,798
Net assets	$1,243,177
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$25.86
Shares outstanding	42,767
Net assets	$1,106,030
Class IB: Net asset value per share	$25.54
Shares outstanding	5,369
Net assets	$137,147

The accompanying notes are an integral part of these financial statements.

8

Hartford Growth Opportunities HLS Fund
Statement of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$8,304
Interest	67
Less: Foreign tax withheld	(94)
Total investment income, net	8,277

Expenses:
Investment management fees	6,987
Transfer agent fees	5
Distribution fees - Class IB	330
Custodian fees	10
Board of Directors' fees	25
Audit fees	24
Other expenses	373
Total expenses (before fees paid indirectly)	7,754
Commission recapture	(45)
Total fees paid indirectly	(45)
Total expenses, net	7,709
Net investment income	568

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	145,588
Net realized loss on foreign currency contracts	(4,115)
Net realized gain on other foreign currency transactions	194
Net Realized Gain on Investments and Foreign Currency Transactions	141,667

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	47,007
Net unrealized depreciation of foreign currency contracts	(167)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(119)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	46,721
Net Gain on Investments and Foreign Currency Transactions	188,388
Net Increase in Net Assets Resulting from Operations	$188,956

The accompanying notes are an integral part of these financial statements.

9

Hartford Growth Opportunities HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment income	$568	$4,757
Net realized gain (loss) on investments and foreign currency transactions	141,667	(140,483)
Net unrealized appreciation of investments and foreign currency transactions	46,721	394,059
Net Increase In Net Assets Resulting From Operations	188,956	258,333
Distributions to Shareholders:
From net investment income
Class IA	(146)	(4,552)
Class IB	(19)	(338)
Total distributions	(165)	(4,890)
Capital Share Transactions:
Class IA
Sold	75,498	110,193
Issued in merger	—	107,640
Issued on reinvestment of distributions	146	4,552
Redeemed	(182,265)	(151,992)
Total capital share transactions	(106,621)	70,393
Class IB
Sold	23,317	19,113
Issued in merger	—	4,738
Issued on reinvestment of distributions	19	338
Redeemed	(51,052)	(36,083)
Total capital share transactions	(27,716)	(11,894)
Net increase (decrease) from capital share transactions	(134,337)	58,499
Net Increase In Net Assets	54,454	311,942
Net Assets:
Beginning of period	1,188,723	876,781
End of period	$1,243,177	$1,188,723
Accumulated undistributed (distribution in excess of) net investment income	$—	$321
Shares:
Class IA
Sold	3,392	6,144
Issued in merger	—	5,394
Issued on reinvestment of distributions	7	215
Redeemed	(8,104)	(8,429)
Total share activity	(4,705)	3,324
Class IB
Sold	1,035	1,072
Issued in merger	—	240
Issued on reinvestment of distributions	1	16
Redeemed	(2,289)	(2,040)
Total share activity	(1,253)	(712)

The accompanying notes are an integral part of these financial statements.

10

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements
December 31, 2010
(000’s Omitted)

1.	Organization:

Hartford Growth Opportunities HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open- end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex- dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to

11

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investments in securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments are valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments are valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

12

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of December 31, 2010.

13

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of December 31, 2010.

i)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

j)	Additional Derivative Instrument Information

Derivative Instruments as of December 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives	Liability Derivatives
Foreign exchange contracts	Unrealized appreciation on foreign	$96	Unrealized depreciation on foreign	$318
	currency contracts		currency contracts

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2010.

14

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(4,115)	$—	$(4,115)
Total	$—	$—	$—	$(4,115)	$—	$(4,115)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(167)	—	$(167)
Total	$—	$—	$—	$(167)	$—	$(167)

k)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$165	$4,890

15

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital and Other Losses*	$(291,786)
Unrealized Appreciation†	225,877
Total Accumulated Deficit	$(65,909)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(724)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	4,068
Capital Stock and Paid-in-Capital	(3,344)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$3,309
2016	46,304
2017	242,173
Total	$291,786

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of December 31, 2010, the Fund utilized $139,127 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

4.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered during the year ended December 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

b)
Accounting Services Agreement – Effective January 1, 2011, pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC will provide accounting services to the Fund. HLIC receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the periods listed below including the fees paid indirectly are as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Class IA	0.64%	0.64%	0.63%	0.63%	0.63%
Class IB	0.89	0.89	0.88	0.88	0.88

17

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. Hartford Investor Services Company, LLC ("HISC"), a wholly owned subsidiary of The Hartford, provided direct investment transfer agent services to the Fund from January 1, 2010 to August 3, 2010. Effective August 4, 2010, Hartford Administrative Services Company ("HASCO"), an indirect wholly-owned subsidiary of The Hartford, provides direct investment transfer agent services to the Fund. The combined amounts compensated to HISC and HASCO can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and it is offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Fund’s ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.07%	0.07%
Impact from Payment from Affiliate for Unrestricted Transfers	0.02	0.02
Total Return Excluding Payments from Affiliate	11.96	11.70

18

5.	Investment Transactions:

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,140,408
Sales Proceeds Excluding U.S. Government Obligations	1,283,224

6.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2010, the Fund did not have any borrowings under this facility.

7.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

19

Hartford Growth Opportunities HLS Fund
Financial Highlights
- Selected Per-Share Date (A) -

	Net Asset			Net Realized
	Value at		Payments	and Unrealized	Total from	Dividends from	Distributions			Net Increase	Net Asset
	Beginning of	Net Investment	from (to)	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	(Decrease) in	Value at End
Class	Period	Income (Loss)	Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Net Asset Value	of Period

For the Year Ended December 31, 2010
IA	$22.00	$0.02	$–	$3.84	$3.86	$–	$–	$–	$–	$3.86	$25.86
IB	21.78	(0.04)	–	3.80	3.76	–	–	–	–	3.76	25.54

For the Year Ended December 31, 2009
IA	17.05	0.09	–	4.96	5.05	(0.10)	–	–	(0.10)	4.95	22.00
IB	16.89	0.05	–	4.89	4.94	(0.05)	–	–	(0.05)	4.89	21.78

For the Year Ended December 31, 2008
IA	32.75	0.12	–	(14.65)	(14.53)	(0.10)	(1.07)	–	(1.17)	(15.70)	17.05
IB	32.40	0.06	–	(14.47)	(14.41)	(0.03)	(1.07)	–	(1.10)	(15.51)	16.89

For the Year Ended December 31, 2007
IA	30.13	0.05	–	8.62	8.67	(0.05)	(6.00)	–	(6.05)	2.62	32.75
IB	29.90	(0.02)	–	8.53	8.51	(0.01)	(6.00)	–	(6.01)	2.50	32.40

For the Year Ended December 31, 2006
IA	30.07	0.22	0.03	3.27	3.52	(0.24)	(3.22)	–	(3.46)	0.06	30.13
IB	29.85	0.14	0.03	3.25	3.42	(0.15)	(3.22)	–	(3.37)	0.05	29.90

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)
During the year ended December 31, 2009, the Fund incurred $100.4 million in purchases associated with the transition of assets from Hartford LargeCap Growth HLS Fund, which merged into the Fund on October 2, 2009. These purchases were excluded from the portfolio turnover rate calculation.

(F)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

20

- Ratios and Supplemental Data -

			Ratio of Expenses to Average	Ratio of Expenses to Average	Ratio of Net Investment
Total Return(B)		Net Assets at End of Period	Net Assets Before Waivers(C)	Net Assets After Waivers(C)	Income to Average Net Assets	Portfolio Turnover Rate(D)

17.56%		$1,106,030	0.65%	0.65%	0.08%	104%
17.28		137,147	0.90	0.90	(0.17)	–

29.61		1,044,454	0.66	0.66	0.53	152	(E)
29.29		144,269	0.91	0.91	0.28	–

(45.66)		752,898	0.64	0.64	0.45	154
(45.80)		123,883	0.89	0.89	0.20	–

29.65		1,415,613	0.64	0.64	0.16	135
29.33		277,421	0.89	0.89	(0.09)	–

12.05	(F)	1,103,590	0.65	0.65	0.71	139
11.79	(F)	197,797	0.90	0.90	0.46	–

21

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford HLS Series Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Growth Opportunities HLS Fund (one of the four portfolios constituting Hartford HLS Series Fund II, Inc. (the Funds)) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position Hartford Growth Opportunities HLS Fund of Hartford HLS Series Fund II, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

22

Hartford Growth Opportunities HLS Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

23

Hartford Growth Opportunities HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson(1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)    Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

24

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

Hartford Growth Opportunities HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2010 through December 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning	Account Value	June 30, 2010	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	June 30, 2010	2010	December 31, 2010	ratio	year	year
Class IA	$1,000.00	$1,285.31	$3.74	$1,000.00	$1,021.94	$3.31	0.65%	184	365
Class IB	$1,000.00	$1,283.74	$5.17	$1,000.00	$1,020.68	$4.58	0.90%	184	365

26

Hartford Growth Opportunities HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Growth Opportunities HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

27

Hartford Growth Opportunities HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund.

28

In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that HL Advisors had decided to remove the fund accounting fee subsidy for the Fund’s Class IA and Class IB shares, effective January 1, 2011.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, received fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Fund’s transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer agency compensation from the Fund. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

29

Hartford Growth Opportunities HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

30

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

HLSSAR-GO10-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford SmallCap Growth HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively).Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"),with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009,Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal.Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford SmallCap Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford SmallCap Growth HLS Fund inception 05/02/1994
(subadvised by: Wellington Management Company, LLP

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 12/31/00 - 12/31/10
Growth of $10,000 investment

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index  growth companies with higher price-to-book ratios and higher forecasted growth  values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data  represents past performance and current performance could be higher or lower.

Average Annual Returns(2) (as of 12/31/10)
	1	5	10
	Year	Year	Year
SmallCap Growth IA	36.56%	3.95%	2.86%
SmallCap Growth IB	36.21%	3.69%	2.61%
Russell 2000 Growth Index	29.09%	5.30%	3.78%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expenses charged to this share class.

(2)
Class IB shares commenced on May 1, 2002. Class IB share performance  prior to that date reflects Class IA share performance adjusted to reflect the  12b-1 fee of 0.25% applicable to Class IB shares. The performance after  such date reflects actual Class IB share performance.

Performance information may reflect historical or current expense waivers from the  investment adviser, without which performance would have been lower. For  information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth  more or less than the original investment. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on portfolio distributions or the  redemption of portfolio shares. The figures do not include sales charges or other  fees which may be applied at the variable life insurance, variable annuity or  qualified retirement plan product level. Any such additional sales charges or other  fees would lower the Fund’s performance.

Portfolio Managers
Mammen Chally, CFA	David J. Elliott, CFA*
Vice President	Vice President

How did the Fund perform?

The Class IA shares of the Hartford SmallCap Growth HLS Fund returned 36.56% for the twelve-month period ended December 31, 2010, outperforming its benchmark, the Russell 2000 Growth, which returned 29.09%. For the same period, the Fund also outperformed the return of the average fund in the Lipper Small-Cap Growth Funds VP-UF peer group 27.81%, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The twelve-month period ended December 31, 2010 was a volatile period. Through late April U.S. equities rose as investor confidence grew amid better-than-expected corporate earnings, accommodative monetary policy, and improving economic conditions. From late April until the end of June risk aversion rose and equities fell on concerns that the global economy could slip back into recession. Equities ended the year with two consecutive quarters of strong gains. The implementation of further quantitative easing in the U.S., strong corporate earnings, and improving economic news out of Germany and the U.S. all served to support stocks.
In this environment, small-cap, mid-cap and large-cap stocks all registered positive returns over the twelve-month period, as measured by the Russell 2000 (+26.9%), S&P MidCap 400 (+26.6%) and S&P 500 (+15.1%) indices, respectively. All ten sectors within the Russell 2000 Growth Index rose during the period. Energy (+40%), Information Technology (+36%), and Consumer Discretionary (+32%) sectors rose the most while Utilities (+7%) and Telecommunication Services (+14%) lagged relative to other sectors.

Fund outperformance was driven by stock selection, primarily in the Health Care, Information Technology, Energy, and Industrials sectors. This more than offset weaker selection in Telecommunication Services and Materials. Sector allocation modestly detracted from benchmark-relative (i.e. performance of the Fund as measure against the benchmark) results, as did a modest cash position in a rising market.

2

Among the top contributors to benchmark-relative performance were Riverbed Technology (Information Technology), Netezza (Information Technology), and Skyworks Solutions (Information Technology). Riverbed Technology, a wide area network (WAN) applications and services firm, reported record-breaking results with growth across all major geographies and industry verticals, as well as an expanding presence in enterprise markets. Shares of Netezza, a data warehouse and analytic appliances provider, rose after it reported favorable second quarter results and raised full-year guidance. Shares rose again after IBM announced its intention to acquire the company. Wireless handset chip supplier Skyworks Solutions’ shares climbed throughout the period as the company consistently beat its own earnings and revenue guidance and investor expectations. Salix Pharmaceuticals (Health Care) was among the top absolute performance (i.e. total return) contributors.

AsiaInfo-Linkage (Information Technology), Atlantic Tele-Network (Telecommunication Services), and Sykes Enterprises (Industrials) detracted most from relative returns during the period. AsiaInfo-Linkage, a leading provider of telecom and IT services in China, saw its shares fall on uncertainty around Chinese operators' 2011 IT spending plans. Shares of Atlantic Tele-Network, a wireless and wireline telecommunications provider, fell as the integration of assets from a recent acquisition proved more difficult than expected. The company also incurred significant percentage losses in its post-paid and pre-paid subscriber bases, which impacted margins. Leading customer contact center service provider Sykes Enterprises saw share price weakness due to lowered earnings guidance tied to cyclical and merger-related integration pressures. NutriSystem (Consumer Discretionary) was among the top absolute detractors.

What is the outlook?

Looking forward, we are cautiously optimistic about the macroeconomic and valuation backdrop for stocks. As long as the European and U.S. debt crises do not intensify, we believe that continued macroeconomic improvement will overshadow debt concerns. However, we generally do not devote much time or energy to forecasting the market's direction from a top-down perspective. Instead, we focus our efforts on identifying stocks from a bottom-up (i.e. stock by stock fundamental research) perspective.

The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of what we consider to be the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. Based on individual stock decisions, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) Energy, Health Care, and Financials, and most underweight (i.e. the Fund’s sector position was less than the benchmark position) Materials, Information Technology, and Industrials.

Effective July 21, 2010, Wellington Management Company, LLP became the sole sub-adviser for the Hartford SmallCap Growth HLS Fund. Effective the same date, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

*	Added as a Portfolio Manager as of July 21, 2010.

Diversification by Industry
as of December 31, 2010
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.5%
Banks (Financials)	1.9
Capital Goods (Industrials)	12.9
Commercial & Professional Services (Industrials)	2.6
Consumer Durables & Apparel (Consumer Discretionary)	3.9
Consumer Services (Consumer Discretionary)	4.2
Diversified Financials (Financials)	1.9
Energy (Energy)	6.1
Food & Staples Retailing (Consumer Staples)	0.2
Food, Beverage & Tobacco (Consumer Staples)	1.6
Health Care Equipment & Services (Health Care)	8.6
Household & Personal Products (Consumer Staples)	1.2
Insurance (Financials)	0.8
Materials (Materials)	4.0
Media (Consumer Discretionary)	1.3
Other Investment Pools and Funds (Financials)	0.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	10.9
Real Estate (Financials)	0.7
Retailing (Consumer Discretionary)	5.7
Semiconductors & Semiconductor Equipment (Information Technology)	5.5
Software & Services (Information Technology)	14.0
Technology Hardware & Equipment (Information Technology)	6.5
Telecommunication Services (Services)	0.9
Transportation (Industrials)	0.9
Utilities (Utilities)	0.5
Short-Term Investments	0.6
Other Assets and Liabilities	0.4
Total	100.0%

3

Hartford SmallCap Growth HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.3%
	Automobiles & Components - 1.5%
27	American Axle & Manufacturing Holdings, Inc. ●	$346
177	Amerigon, Inc. ●	1,921
23	Cooper Tire & Rubber Co.	533
59	Dana Holding Corp. ●	1,019
24	Federal Mogul Corp. ●	492
130	Tenneco Automotive, Inc. ●	5,347
		9,658
	Banks - 1.9%
176	Boston Private Financial Holdings, Inc.	1,151
65	Columbia Banking Systems, Inc.	1,367
62	Danvers Bancorp, Inc.	1,094
10	First Financial Bankshares, Inc.	512
117	Flushing Financial Corp.	1,637
122	MGIC Investment Corp. ●	1,244
49	Signature Bank ●	2,451
41	Southside Bancshares, Inc.	863
45	Wintrust Financial Corp.	1,473
		11,792
	Capital Goods - 12.9%
81	A.O. Smith Corp.	3,073
40	Aaon, Inc.	1,126
55	Acuity Brands, Inc.	3,155
12	Alamo Group, Inc.	328
8	Albany International Corp. Class A	178
191	Altra Holdings, Inc. ●	3,793
122	Applied Industrial Technologies, Inc.	3,962
216	ArvinMeritor, Inc. ●	4,428
71	AZZ, Inc.	2,845
94	Belden, Inc.	3,443
17	Blount International ●	274
21	Briggs & Stratton Corp.	414
121	Ceradyne, Inc. ●	3,809
110	Chart Industries, Inc. ●	3,702
27	Cubic Corp.	1,251
8	DXP Enterprises, Inc. ●	190
22	Enpro Industries, Inc. ●	910
63	Esterline Technologies Corp. ●	4,314
78	Franklin Electric Co., Inc.	3,024
57	Gencorp, Inc. ●	295
5	General Cable Corp. ●	188
11	GeoEye, Inc. ●	472
204	GrafTech International Ltd. ●	4,047
21	Graham Corp.	413
40	Great Lakes Dredge & Dock Co.	291
6	Heico Corp.	291
17	Hexcel Corp. ●	306
2	Kadant, Inc. ●	42
99	Kaydon Corp.	4,035
51	Lennox International, Inc.	2,412
23	Lindsay Corp.	1,361
98	Moog, Inc. Class A ●	3,888
3	Nacco Industries, Inc. Class A	364
13	NCI Building Systems, Inc. ●	186
46	Nordson Corp.	4,245
5	Oshkosh Corp. ●	178
11	Polypore International, Inc. ●	456
8	Powell Industries, Inc. ●	279
17	SauerDanfoss, Inc. ●	489
64	Teledyne Technologies, Inc. ●	2,817
9	Tennant Co.	327
3	Thomas & Betts Corp. ●	135
20	Timken Co.	958
17	Titan International, Inc.	338
11	Toro Co.	687
48	TransDigm Group, Inc. ●	3,420
169	Trimas Corp. ●	3,464
11	Twin Disc, Inc.	323
5	Woodward Governor Co.	201
		81,127
	Commercial & Professional Services - 2.6%
11	Acacia Research Corp. ●	272
18	Administaff, Inc.	537
356	APAC TeleServices, Inc. ●	2,161
37	Consolidated Graphics, Inc. ●	1,792
5	Corporate Executive Board Co.	184
104	Deluxe Corp.	2,391
4	Ennis, Inc.	62
9	Exponent, Inc. ●	327
95	Knoll, Inc.	1,594
12	M & F Worldwide Corp. ●	285
8	Navigant Consulting, Inc. ●	76
23	School Specialty, Inc. ●	316
146	Sykes Enterprises, Inc. ●	2,961
66	Towers Watson & Co.	3,430
18	US Ecology, Inc.	316
		16,704
	Consumer Durables & Apparel - 3.9%
8	Blyth, Inc.	265
34	Brunswick Corp.	628
128	Carter's, Inc. ●	3,779
36	Cherokee, Inc.	681
18	Deckers Outdoor Corp. ●	1,408
56	Eastman Kodak Co. ●	300
108	Iconix Brand Group, Inc. ●	2,091
10	Kenneth Cole Productions, Inc. Class A ●	119
190	Liz Claiborne, Inc. ●	1,359
111	Maidenform Brands, Inc. ●	2,646
12	Oxford Industries, Inc.	305
62	Polaris Industries, Inc.	4,858
444	Quiksilver, Inc. ●	2,252
97	Sealy Corp. ●	282
21	Timberland Co. Class A ●	514
8	True Religion Apparel, Inc. ●	185
11	Under Armour, Inc. Class A ●	625
37	Warnaco Group, Inc. ●	2,057
		24,354
	Consumer Services - 4.2%
9	American Public Education, Inc. ●	339
36	Bally Technologies, Inc. ●	1,519
1	Biglari Holdings, Inc. ●	222
17	California Pizza Kitchen, Inc. ●	289
229	Cheesecake Factory, Inc. ●	7,027
17	Coinstar, Inc. ●	965
3	CPI Corp.	59
36	Domino's Pizza, Inc. ●	571

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.3% - (continued)
	Consumer Services - 4.2% - (continued)
141	Grand Canyon Education, Inc. ●	$2,768
135	K12, Inc. ●	3,881
92	Krispy Kreme Doughnuts, Inc. ●	644
20	Lincoln Educational Services Corp.	305
84	P.F. Chang's China Bistro, Inc.	4,071
22	Pinnacle Entertainment, Inc. ●	311
6	Pre-Paid Legal Services, Inc. ●	361
41	Sonic Corp. ●	416
21	Sotheby's Holdings	967
123	Texas Roadhouse, Inc. ●	2,108
		26,823
	Diversified Financials - 1.9%
170	Compass Diversified Holdings	3,002
7	Credit Acceptance Corp. ●	452
118	Ezcorp, Inc. ●	3,200
36	Life Partners Holdings, Inc.	695
13	Nelnet, Inc.	317
41	Newstar Financial, Inc. ●	437
58	Stifel Financial ●	3,592
		11,695
	Energy - 6.1%
18	Abraxas Petroleum Corp. ●	81
14	Callon Petroleum Corp. ●	82
29	Cheniere Energy, Inc. ●	159
3	Clayton Williams Energy, Inc. ●	218
27	Cloud Peak Energy, Inc. ●	622
113	Complete Production Services, Inc. ●	3,345
313	CVR Energy, Inc. ●	4,748
72	Dril-Quip, Inc. ●	5,619
24	ION Geophysical Corp. ●	201
726	Kodiak Oil & Gas Corp. ●	4,794
14	McMoRan Exploration Co. ●	238
27	Natural Gas Services Group ●	513
80	Petroleum Development Corp. ●	3,373
43	PetroQuest Energy, Inc. ●	325
193	Rosetta Resources, Inc. ●	7,251
25	RPC, Inc.	451
50	SM Energy Co.	2,926
12	Stone Energy Corp. ●	276
26	TETRA Technologies, Inc. ●	310
337	Vaalco Energy, Inc. ●	2,411
15	W&T Offshore, Inc.	264
71	Warren Resources, Inc. ●	322
		38,529
	Food & Staples Retailing - 0.2%
15	Casey's General Stores, Inc.	616
28	Pantry, Inc. ●	554
384	Rite Aid Corp. ●	339
		1,509
	Food, Beverage & Tobacco - 1.6%
23	B&G Foods, Inc. Class A	309
16	Boston Beer Co., Inc. Class A ●	1,489
10	Cal-Maine Foods, Inc.	303
324	Darling International, Inc. ●	4,305
78	Vector Group Ltd.	1,351
139	Zhongpin, Inc. ●	2,830
		10,587
	Health Care Equipment & Services - 8.6%
35	Align Technology, Inc. ●	677
60	Alliance Healthcare Services, Inc. ●	254
145	American Medical Systems Holdings ●	2,738
25	Amerigroup Corp. ●	1,090
6	Analogic Corp.	287
176	Angiodynamics, Inc. ●	2,707
7	Centene Corp. ●	180
99	Corvel Corp. ●	4,796
135	Cyberonics, Inc. ●	4,199
247	Dexcom, Inc. ●	3,369
61	Dynavox, Inc. ●	314
63	Hanger Orthopedic Group, Inc. ●	1,339
85	HealthSouth Corp. ●	1,756
218	Healthspring, Inc. ●	5,784
30	Heartware International, Inc. ●	2,662
105	Masimo Corp.	3,052
16	Medidata Solutions, Inc. ●	370
60	Omnicell, Inc. ●	872
19	Orthofix International N.V. ●	537
111	Owens & Minor, Inc.	3,258
11	Providence Service Corp. ●	172
1	Quality Systems	35
20	Rural/Metro Corp. ●	287
17	Sirona Dental Systems, Inc. ●	714
42	Sonosight, Inc. ●	1,315
113	Symmetry Medical, Inc. ●	1,047
20	Team Health Holdings ●	311
85	Tomotherapy, Inc. ●	308
49	Triple-S Management Corp., Class B ●	941
54	U.S. Physical Therapy, Inc. ●	1,061
58	Volcano Corp. ●	1,592
80	Wellcare Health Plans, Inc. ●	2,408
104	Zoll Medical Corp. ●	3,876
		54,308
	Household & Personal Products - 1.2%
12	Inter Parfums, Inc.	220
57	Medifast, Inc. ●	1,638
191	Nu Skin Enterprises, Inc. Class A	5,771
12	Schiff Nutrition International	111
3	WD40 Co.	110
		7,850
	Insurance - 0.8%
30	Allied World Assurance Holdings Ltd.	1,765
130	Amerisafe, Inc. ●	2,272
45	CNO Financial Group, Inc. ●	306
12	Tower Group, Inc.	304
6	Validus Holdings Ltd.	179
		4,826
	Materials - 4.0%
4	Arch Chemicals, Inc.	139
2	Ashland, Inc.	79
9	Calgon Carbon Corp. ●	142
5	Clearwater Paper Corp. ●	360
20	Ferro Corp. ●	296
32	General Moly, Inc. ●	205
113	Georgia Gulf Corp. ●	2,719
161	Golden Star Resources Ltd. ●	738
14	Minerals Technologies, Inc.	919

The accompanying notes are an integral part of these financial statements.

5

Hartford SmallCap Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.3% - (continued)
	Materials - 4.0% - (continued)
1	Newmarket Corp.	$185
13	Noranda Aluminium Holding Corp. ●	194
156	Olin Corp.	3,209
21	Omnova Solutions, Inc. ●	174
6	PolyOne Corp. ●	79
50	Rock Tenn Co. Class A	2,719
36	Senomyx, Inc. ●	259
199	Silgan Holdings, Inc.	7,130
34	Solutia, Inc. ●	776
3	Stepan Co.	202
163	Stillwater Mining Co. ●	3,478
28	Titanium Metals Corp. ●	489
11	W.R. Grace & Co. ●	378
		24,869
	Media - 1.3%
180	Arbitron, Inc.	7,490
12	Global Sources Ltd. ●	116
25	Supermedia, Inc. ●	221
57	Warner Music Group Corp. ●	319
		8,146
	Pharmaceuticals, Biotechnology & Life Sciences - 10.9%
115	Akorn, Inc. ●	697
340	Alkermes, Inc. ●	4,179
436	Arena Pharmaceuticals, Inc. ●	749
76	ARIAD Pharmaceuticals, Inc. ●	388
269	Bruker Corp. ●	4,463
329	Cadence Pharmaceuticals, Inc. ●	2,485
134	Celera Corp. ●	841
299	Celldex Therapeutics, Inc. ●	1,231
232	Cubist Pharmaceuticals, Inc. ●	4,974
30	Cumberland Pharmaceuticals, Inc. ●	178
633	Cytokinetics, Inc. ●	1,324
34	Impax Laboratories, Inc. ●	684
257	Incyte Corp. ●	4,254
232	Inspire Pharmaceuticals, Inc. ●	1,951
22	Ironwood Pharmaceuticals, Inc. ●	232
24	Jazz Pharmaceuticals, Inc. ●	478
288	Medicines Co. ●	4,066
45	Medicis Pharmaceutical Corp. Class A	1,214
98	Nabi Biopharmaceuticals ●	570
23	Nektar Therapeutics ●	299
34	Neurocrine Biosciences, Inc. ●	260
16	Obagi Medical Products, Inc. ●	190
95	Onyx Pharmaceuticals, Inc. ●	3,514
94	PAREXEL International Corp. ●	2,004
124	PDL Biopharma, Inc.	770
92	Pharmasset, Inc. ●	4,002
41	Questcor Pharmaceuticals ●	599
171	Regeneron Pharmaceuticals, Inc. ●	5,598
184	Rigel Pharmaceuticals, Inc. ●	1,382
156	Salix Pharmaceuticals Ltd. ●	7,316
120	Santarus, Inc. ●	393
45	Sciclone Pharmaceuticals, Inc. ●	189
327	Seattle Genetics, Inc. ●	4,890
58	Spectrum Pharmaceuticals, Inc. ●	398
14	Targacept, Inc. ●	363
81	Vanda Pharmaceuticals, Inc. ●	766
57	ViroPharma, Inc. ●	991
		68,882
	Real Estate - 0.7%
159	Anworth Mortgage Asset Corp.	1,111
114	Colonial Properties Trust	2,054
132	MFA Mortgage Investments, Inc.	1,076
		4,241
	Retailing - 5.7%
60	Big Lots, Inc. ●	1,834
11	Cato Corp.	302
82	Children's Place Retail Stores, Inc. ●	4,051
80	Citi Trends, Inc. ●	1,962
40	Collective Brands, Inc. ●	834
95	Core-Mark Holding Co., Inc. ●	3,395
84	DSW, Inc. ●	3,269
30	Express, Inc.	560
79	Joseph A. Bank Clothiers, Inc. ●	3,189
129	Nutri/System, Inc.	2,714
33	OfficeMax, Inc. ●	585
163	Overstock.com, Inc. ●	2,680
41	Pier 1 Imports, Inc. ●	426
19	Retail Ventures, Inc. ●	311
21	Sally Beauty Co., Inc. ●	306
38	Select Comfort Corp. ●	349
127	Shutterfly, Inc. ●	4,449
15	The Finish Line, Inc.	256
104	Ulta Salon, Cosmetics & Fragrances, Inc. ●.	3,541
84	Wet Seal, Inc. Class A ●	310
19	Williams-Sonoma, Inc.	668
		35,991
	Semiconductors & Semiconductor Equipment - 5.5%
76	Amkor Technology, Inc. ●	562
46	Anadigics, Inc. ●	319
31	Applied Micro Circuits Corp. ●	332
99	Atheros Communications, Inc. ●	3,556
63	Axcelis Technologies, Inc. ●	218
21	AXT, Inc. ●	222
10	Cabot Microelectronics Corp. ●	413
111	Conexant Systems, Inc. ●	182
65	Energy Conversion Devices, Inc. ●	300
45	Entegris, Inc. ●	337
88	FSI International, Inc. ●	389
605	GT Solar International, Inc. ●	5,518
82	Integrated Device Technology, Inc. ●	547
28	Integrated Silicon Solution, Inc. ●	221
60	Lattice Semiconductor Corp. ●	362
30	Maxlinear, Inc. Class A ●	325
14	Micrel, Inc.	180
197	MIPS Technologies, Inc. Class A ●	2,992
52	OmniVision Technologies, Inc. ●	1,525
254	ON Semiconductor Corp. ●	2,508
418	RF Micro Devices, Inc. ●	3,071
39	Rudolph Technologies, Inc. ●	317
24	Sigma Designs, Inc. ●	339
40	Silicon Image, Inc. ●	290
262	Skyworks Solutions, Inc. ●	7,501
18	Spansion, Inc. Class A ●	368

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.3% - (continued)
	Semiconductors & Semiconductor Equipment - 5.5% - (continued)
7	Standard Microsystems Corp. ●	$202
56	Tessera Technologies, Inc. ●	1,240
6	Veeco Instruments, Inc. ●	262
		34,598
	Software & Services - 14.0%
7	ACI Worldwide, Inc. ●	197
11	Ancestry.com, Inc. ●	311
129	AsiaInfo-Linkage, Inc. ●	2,137
6	CACI International, Inc. Class A ●	304
137	Commvault Systems, Inc. ●	3,930
111	Constant Contact, Inc. ●	3,452
166	CSG Systems International, Inc. ●	3,151
125	Earthlink, Inc.	1,071
14	Ebix, Inc. ●	327
121	Envestnet, Inc. ●	2,070
18	Epicor Software Corp. ●	181
129	Informatica Corp. ●	5,689
11	Interactive Intelligence, Inc. ●	275
139	j2 Global Communications, Inc. ●	4,032
88	JDA Software Group, Inc. ●	2,475
93	Lawson Software, Inc. ●	857
23	Lender Processing Services	666
20	Loopnet, Inc. ●	226
88	Magma Design Automation, Inc. ●	441
2	Manhattan Associates, Inc. ●	71
19	Mercadolibre, Inc. ●	1,280
9	MicroStrategy, Inc. ●	752
110	ModusLink Global Solutions, Inc. ●	737
45	Move, Inc. ●	116
134	Net 1 UEPS Technologies, Inc. ●	1,642
3	Opentable, Inc. ●	185
2	Opnet Technologies, Inc.	46
80	Parametric Technology Corp. ●	1,805
94	Quest Software, Inc. ●	2,613
60	Rackspace Hosting, Inc. ●	1,897
27	Renaissance Learning, Inc.	317
98	RightNow Technologies, Inc. ●	2,320
8	Rosetta Stone, Inc. ●	159
333	Sapient Corp.	4,028
176	Solarwinds, Inc. ●	3,394
98	Solera Holdings, Inc.	5,014
62	Sourcefire, Inc. ●	1,618
9	SS&C Technologies Holdings, Inc. ●	184
88	SuccessFactors, Inc. ●	2,537
27	Take-Two Interactive Software, Inc. ●	332
41	Taleo Corp. Class A ●	1,128
56	Telenav, Inc. ●	407
244	Tibco Software, Inc. ●	4,813
72	TiVo, Inc. ●	625
19	Travelzoo, Inc. ●	787
12	Unisys Corp. ●	308
441	United Online, Inc.	2,911
53	Valueclick, Inc. ●	851
228	VeriFone Systems, Inc. ●	8,799
8	Websense, Inc. ●	157
105	Wright Express Corp. ●	4,835
		88,460
	Technology Hardware & Equipment - 6.5%
11	Acme Packet, Inc. ●	605
62	Arris Group, Inc. ●	696
122	Aruba Networks, Inc. ●	2,547
6	Blue Coat Systems, Inc. ●	178
23	Comtech Telecommunications Corp.	651
57	Cray, Inc. ●	406
15	Emulex Corp. ●	178
90	Interdigital, Inc. ●	3,731
6	Littelfuse, Inc.	291
6	Meru Networks, Inc. ●	99
86	Multi-Fineline Electronix, Inc. ●	2,270
43	Novatel Wireless, Inc. ●	407
175	Oplink Communications, Inc. ●	3,240
137	Plantronics, Inc.	5,100
91	Polycom, Inc. ●	3,532
380	Power-One, Inc. ●	3,871
93	QLogic Corp. ●	1,583
249	Riverbed Technology, Inc. ●	8,742
33	Sanmina-Sci Corp. ●	379
27	Silicon Graphics International ●	245
17	Synaptics, Inc. ●	506
74	Technitrol, Inc.	394
134	Xyratex Ltd. ●	2,187
		41,838
	Telecommunication Services - 0.9%
36	AboveNet, Inc.	2,087
12	Cbeyond, Inc. ●	183
43	Global Crossing Ltd. ●	553
43	Neutral Tandem, Inc. ●	618
38	NTELOS Holdings Corp.	716
41	TW Telecom, Inc. ●	701
45	USA Mobility, Inc.	804
65	Vonage Holdings Corp. ●	145
		5,807
	Transportation - 0.9%
21	Avis Budget Group, Inc. ●	321
15	Forward Air Corp.	417
53	Hawaiian Holdings, Inc. ●	414
70	Marten Transport Ltd.	1,505
27	Pacer International, Inc. ●	186
124	Werner Enterprises, Inc.	2,798
		5,641
	Utilities - 0.5%
83	UniSource Energy Corp.	2,985

	Total common stocks
	(cost $470,375)	$621,220

EXCHANGE TRADED FUNDS - 0.7%
	Other Investment Pools and Funds - 0.7%
45	iShares Russell 2000 Growth Index Fund	3,890

	Total exchange traded funds
	(cost $3,408)	$3,890

	Total long-term investments
	(cost $473,783)	$625,110

The accompanying notes are an integral part of these financial statements.

7

Hartford SmallCap Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.6%
	Repurchase Agreements - 0.6%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $314,
	collateralized by FNMA 5.50%, 2038, value
	of $321)
$314	0.20%, 12/31/2010		$314
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $2,590, collateralized by U.S.
	Treasury Note 0.88% - 2.13%, 2012 - 2015,
	value of $2,642)
2,590	0.20%, 12/31/2010		2,590
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $1,183,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2040, value of $1,206)
1,183	0.28%, 12/31/2010		1,183
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $11, collateralized by U.S.
	Treasury Note 2.75%, 2019, value of $11)
11	0.20%, 12/31/2010		11
			4,098
	Total short-term investments
	(cost $4,098)		$4,098

	Total investments
	(cost $477,881) ▲	99.6%	$629,208
	Other assets and liabilities	0.4%	2,803
	Total net assets	100.0%	$632,011

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.7% of total net assets at December 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $480,343 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$169,705
Unrealized Depreciation	(20,840)
Net Unrealized Appreciation	$148,865

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

8

Hartford SmallCap Growth HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$621,220	$621,220	$–	$–
Exchange Traded Funds	3,890	3,890	–	–
Short-Term Investments	4,098	–	4,098	–
Total	$629,208	$625,110	$4,098	$–

♦	For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

9

Hartford SmallCap Growth HLS Fund
Statement of Assets and Liabilities
December 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $477,881)	$629,208
Receivables:
Investment securities sold	14,279
Fund shares sold	2,762
Dividends and interest	151
Other assets	—
Total assets	646,400
Liabilities:
Bank overdraft — U.S. Dollars	671
Payables:
Investment securities purchased	13,337
Fund shares redeemed	185
Investment management fees	86
Distribution fees	9
Accrued expenses	101
Total liabilities	14,389
Net assets	$632,011
Summary of Net Assets:
Capital stock and paid-in-capital	$602,536
Accumulated undistributed net investment income	—
Accumulated net realized loss on investments	(121,852)
Unrealized appreciation of investments	151,327
Net assets	$632,011
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$21.37
Shares outstanding	21,896
Net assets	$467,888
Class IB: Net asset value per share	$21.22
Shares outstanding	7,735
Net assets	$164,123

The accompanying notes are an integral part of these financial statements.

10

Hartford SmallCap Growth HLS Fund
Statement of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$3,820
Interest	8
Total investment income, net	3,828

Expenses:
Investment management fees	3,388
Transfer agent fees	5
Distribution fees - Class IB	357
Custodian fees	27
Board of Directors' fees	12
Audit fees	13
Other expenses	261
Total expenses (before fees paid indirectly)	4,063
Commission recapture	(18)
Total fees paid indirectly	(18)
Total expenses, net	4,045
Net investment loss	(217)

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	83,792
Net realized gain on futures	52
Net Realized Gain on Investments and Other Financial Instruments	83,844

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	89,010
Net unrealized depreciation of futures	(40)
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	88,970
Net Gain on Investments and Other Financial Instruments	172,814
Net Increase in Net Assets Resulting from Operations	$172,597

The accompanying notes are an integral part of these financial statements.

11

Hartford SmallCap Growth HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment loss	$(217)	$(28)
Net realized gain (loss) on investments and other financial instruments	83,844	(57,214)
Net unrealized appreciation of investments and other financial instruments	88,970	204,257
Payment from affiliate	—	64
Net Increase In Net Assets Resulting From Operations	172,597	147,079
Distributions to Shareholders:
From net investment income
Class IA	—	(314)
Total distributions	—	(314)
Capital Share Transactions:
Class IA
Sold	66,774	43,487
Issued on reinvestment of distributions	—	314
Redeemed	(135,023)	(76,551)
Total capital share transactions	(68,249)	(32,750)
Class IB
Sold	26,114	17,047
Redeemed	(47,573)	(30,097)
Total capital share transactions	(21,459)	(13,050)
Net decrease from capital share transactions	(89,708)	(45,800)
Net Increase In Net Assets	82,889	100,965
Net Assets:
Beginning of period	549,122	448,157
End of period	$632,011	$549,122
Accumulated undistributed (distribution in excess of) net investment income	$—	$11
Shares:
Class IA
Sold	3,694	3,405
Issued on reinvestment of distributions	—	22
Redeemed	(7,919)	(6,036)
Total share activity	(4,225)	(2,609)
Class IB
Sold	1,490	1,355
Redeemed	(2,766)	(2,386)
Total share activity	(1,276)	(1,031)

The accompanying notes are an integral part of these financial statements.

12

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements
December 31, 2010
(000’s Omitted)

1.	Organization:

Hartford SmallCap Growth HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on certain foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of certain foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

13

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Other derivative or contractual type instruments are valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments are valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these

14

securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2010.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

f)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial

15

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

g)	Additional Derivative Instrument Information

The volume of derivative activity was minimal during the year ended December 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	$—	$—	$52	$—	$—	$52
Total	$—	$—	$52	$—	$—	$52

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	—	—	(40)	—	—	$(40)
Total	$—	$—	$(40)	$—	$—	$(40)

h)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund invests in futures contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant (“FCM”) an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the FCM, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and settled through a clearing house. The clearing house requires sufficient collateral to cover margins. As of December 31, 2010, there were no outstanding futures contracts.

16

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$—	$314

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital and Other Losses*	$(119,390)
Unrealized Appreciation†	148,865
Total Accumulated Earnings	$29,475

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and  partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$206
Accumulated Net Realized Gain (Loss) on Investments	56
Capital Stock and Paid-in-Capital	(262)

17

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$10,470
2017	108,920
Total	$119,390

As of December 31, 2010, the Fund utilized $81,646 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered during the year ended December 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5800%
Over $10 billion	0.5700%

b)
Accounting Services Agreement – Effective January 1, 2011, pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC will provide accounting services to the Fund. HLIC receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

18

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the periods listed below including the fees paid indirectly are as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Class IA	0.67%	0.68%	0.64%	0.63%	0.62%
Class IB	0.92	0.93	0.89	0.88	0.87

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.
f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Investor Services Company, LLC ("HISC"), a wholly owned subsidiary of The Hartford, provided transfer agent services to the Fund from January 1, 2010 to August 3, 2010. Effective August 4, 2010, Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The combined amounts paid to HISC and HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment to Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$64

19

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and it is offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Fund’s ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.01%	0.01%
Total Return Excluding Payment from Affiliate	35.37	35.04

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.01%	0.01%
Impact from Payment to Affiliate for Unrestricted Transfers	(0.03)	(0.03)
Total Return Excluding Payments from Affiliate	6.88	6.61

6.	Investment Transactions:

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$354,929
Sales Proceeds Excluding U.S. Government Obligations	445,738

On October 22, 2010, the Fund purchased securities valued at $66,944 and sold securities valued at $66,835 with an affiliated fund. The trades were done at market value, in accordance with the 17a-7 rules of the 1940 Act and in accordance with the Board of Directors’ approved procedures.

7.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2010, the Fund did not have any borrowings under this facility.

20

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

21

Hartford SmallCap Growth HLS Fund
Financial Highlights
- Selected Per-Share Date (A) -

	Net Asset			Net Realized						Net Increase
	Value at		Payments	and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	from (to)	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended December 31, 2010
IA	$15.65	$–	$–	$5.72	$5.72	$–	$–	$–	$–	$5.72	$21.37
IB	15.58	(0.04)	–	5.68	5.64	–	–	–	–	5.64	21.22

For the Year Ended December 31, 2009
IA	11.57	0.01	–	4.08	4.09	(0.01)	–	–	(0.01)	4.08	15.65
IB	11.53	(0.03)	–	4.08	4.05	–	–	–	–	4.05	15.58

For the Year Ended December 31, 2008
IA	18.71	0.05	–	(7.00)	(6.95)	(0.07)	(0.12)	–	(0.19)	(7.14)	11.57
IB	18.66	–	–	(6.96)	(6.96)	(0.05)	(0.12)	–	(0.17)	(7.13)	11.53

For the Year Ended December 31, 2007
IA	20.79	0.11	–	(0.53)	(0.42)	(0.06)	(1.60)	–	(1.66)	(2.08)	18.71
IB	20.74	0.06	–	(0.54)	(0.48)	–	(1.60)	–	(1.60)	(2.08)	18.66

For the Year Ended December 31, 2006
IA	20.88	0.09	–	1.35	1.44	(0.08)	(1.45)	–	(1.53)	(0.09)	20.79
IB	20.83	0.04	–	1.35	1.39	(0.03)	(1.45)	–	(1.48)	(0.09)	20.74

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income to	Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	Average Net Assets	Rate(D)

36.56%		$467,888	0.68%	0.68%	0.03%	66%
36.21		164,123	0.93	0.93	(0.22)	–

35.39	(E)	408,754	0.68	0.68	0.06	73
35.06	(E)	140,368	0.93	0.93	(0.19)	–

(37.42)		332,330	0.64	0.64	0.24	99
(37.57)		115,827	0.89	0.89	(0.01)	–

(1.84)		640,853	0.63	0.63	0.52	84
(2.09)		227,424	0.88	0.88	0.27	–

6.86	(E)	746,266	0.64	0.64	0.42	92
6.59	(E)	273,736	0.89	0.89	0.17	–

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford HLS Series Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford SmallCap Growth HLS Fund (one of the four portfolios constituting Hartford HLS Series Fund II, Inc. (the Funds)) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position Hartford SmallCap Growth HLS Fund of Hartford HLS Series Fund II, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

24

Hartford SmallCap Growth HLS Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

Hartford SmallCap Growth HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson(1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)   Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

26

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford SmallCap Growth HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2010 through December 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning	Account Value	June 30, 2010	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	June 30, 2010	2010	December 31, 2010	ratio	year	year
Class IA	$1,000.00	$1,359.67	$4.06	$1,000.00	$1,021.77	$3.47	0.68%	184	365
Class IB	$1,000.00	$1,357.87	$5.54	$1,000.00	$1,020.51	$4.75	0.93%	184	365

28

Hartford SmallCap Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford SmallCap Growth HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser Wellington Management Company, LLP ( “Wellington” or “Sub-adviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”). The Board noted that effective July 21, 2010 Hartford Investment Management Company (“HIMCO”) ceased serving as a sub-adviser to the Fund and Wellington began serving as the sole sub-adviser to the Fund.

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

29

Hartford SmallCap Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted the Fund’s ongoing underperformance as compared to its peer group and benchmark. The Board also noted HL Advisors’ initiatives over the course of the year to address performance issues, including the termination of one sub-adviser and transfer of responsibility for managing the entire portfolio to s single sub-adviser.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

30

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered HL Advisors’ proposal that the sub-advisory fee rate for the portion of the Fund previously managed by HIMCO be equal to the sub-advisory fee rate currently paid to Wellington. The Board noted that HL Advisors had decided to remove the fund accounting fee subsidy for the Fund’s Class IA and Class IB shares, effective January 1, 2011.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, received fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Fund’s transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer

31

Hartford SmallCap Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

agency compensation from the Fund. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

HLSAR-SCG10-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Small/Mid Cap Equity HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively).Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"),with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009,Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal.Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford Small/Mid Cap Equity HLS Fund
(formerly known as Hartford MidCap Growth HLS Fund)

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Small/Mid Cap Equity HLS Fund inception 05/01/1998
(formerly known as Hartford Midcap Growth HLS Fund)
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks long-term growth of capital.

Performance Overview(1) 12/31/00 - 12/31/10
Growth of $10,000 investment

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. This is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

Russell MidCap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns(2) (as of 12/31/10)

	1	5	10
	Year	Year	Year
Small/Mid Cap Equity IA	25.83%	4.39%	4.79%
Small/Mid Cap Equity IB	25.52%	4.14%	4.53%
Russell 2500 Index	26.71%	4.86%	6.98%
Russell MidCap Growth Index	26.38%	4.88%	3.12%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expenses charged to this share class.

(2)
Class IB shares commenced on March 31, 2008. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Hugh Whelan, CFA	Paul Bukowski, CFA	Kurt Cubbage, CFA
Managing Director	Senior Vice President	Vice President

How did the Fund perform?

The Class IA shares of the Hartford Small/Mid Cap Equity HLS Fund returned 25.83% for the twelve-month period ended December 31, 2010, underperforming the Russell 2500 Index and Russell MidCap Growth Index, which returned 26.71% and 26.38%, respectively. The Fund outperformed the Lipper Mid-Cap Core Funds VP-UF category, a group of funds with investment strategies similar to those of the Fund, which returned 24.78%.

Why did the Fund perform this way?

The Russell 3000 Index, a broad equity market index, returned 16.93% for the twelve-month period ended December 31, 2010. Over the period growth stocks outperformed value stocks, with the Russell 3000 Growth Index and the Russell 3000 Value Index returning 17.6% and 16.2%, respectively. Large-cap stocks, as represented by the Russell 1000 Index, returned 16.1%, underperforming small-cap stocks over the period, with the Russell 2000 Index returning 26.9%.

The Fund began the period as the Hartford MidCap Growth HLS Fund benchmarked against the Russell MidCap Growth Index. From the beginning of January to the end of February, this Fund outperformed its benchmark based on stock selection. On March 1, 2010, the Fund revised its investment strategy and was renamed the Hartford Small/Mid Cap Equity HLS Fund. Since adopting its revised strategy, the Fund has performed in-line with its new benchmark (the Russell 2500 Index).

2

Among the largest detractors to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) performance for the year were overweights (i.e. the Fund’s position was greater than the benchmark position) in Sterling Construction (Producer Durables) and H&R Block (Financial Services). Sterling Construction dropped after it issued earnings guidance that was below analyst expectations. H&R Block fell on lower guidance, management changes, and acquisitions that were viewed negatively by the market.

Strong security selection particularly within the Health Care and Information Technology sectors were positive contributors to Fund performance over the period. Among the largest contributors to relative performance were benchmark overweights to Travelzoo (Information Technology) and OSI Pharmaceuticals (Health Care). Travelzoo rose steadily on the news that it has more than 1 million unduplicated subscribers in Germany. OSI Pharmaceuticals climbed after being acquired by Astellas.

What is your outlook?
During the past year, riskier assets in general outperformed. As such, equities performed well, but within the equity sector higher risk prevailed. Stocks with the highest sensitivity to risk, high beta and volatility performed the best. Stocks with superior fundamentals, such as the ones the Fund invests in, did not perform as well.

We believe that this dynamic will begin to dissipate and that a stock’s fundamentals will grow in importance as a relative driver of market returns. We believe that companies with strong growth, operational efficiency, and valuation fundamentals, particularly cash flow fundamentals, will outperform. We believe the greatest short-term risk to this strategy is that investors continue to seek additional risk before fully evaluating individual stock fundamentals.

The Fund invests in companies that our team believes have compelling stock characteristics versus the Russell 2500 Index. The team’s systematic approach weighs more than 80 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe. We believe this approach will yield attractive risk-adjusted returns relative to the Russell 2500 Index over the long term.

Diversification by Industry
as of December 31, 2010
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	3.0%
Banks (Financials)	3.1
Capital Goods (Industrials)	8.2
Commercial & Professional Services (Industrials)	4.2
Consumer Durables & Apparel (Consumer
Discretionary)	2.6
Consumer Services (Consumer Discretionary)	3.2
Diversified Financials (Financials)	3.2
Energy (Energy)	8.3
Food & Staples Retailing (Consumer Staples)	1.2
Food, Beverage & Tobacco (Consumer Staples)	1.8
Health Care Equipment & Services (Health Care)	5.7
Household & Personal Products (Consumer Staples)	1.0
Insurance (Financials)	3.1
Materials (Materials)	6.6
Media (Consumer Discretionary)	1.3
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	3.8
Real Estate (Financials)	7.3
Retailing (Consumer Discretionary)	4.7
Semiconductors & Semiconductor Equipment
(Information Technology)	2.8
Software & Services (Information Technology)	7.5
Technology Hardware & Equipment (Information
Technology)	3.4
Telecommunication Services (Services)	2.1
Transportation (Industrials)	3.7
Utilities (Utilities)	5.9
Short-Term Investments	2.3
Other Assets and Liabilities	–
Total	100.0%

3

Hartford Small/Mid Cap Equity HLS Fund (formerly known as Hartford MidCap Growth HLS Fund)
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7%
	Automobiles & Components - 3.0%
9	Autoliv, Inc.	$732
11	BorgWarner, Inc. ●	779
24	Dana Holding Corp. ●	409
8	Fuel Systems Solutions, Inc. ●	231
12	Gentex Corp.	342
10	Lear Corp. ●	954
20	Stoneridge, Inc. ●	314
7	Tenneco Automotive, Inc. ●	301
9	Thor Industries, Inc.	300
16	TRW Automotive Holdings Corp. ●	836
		5,198
	Banks - 3.1%
8	Bank of Hawaii Corp.	396
6	Bank of the Ozarks, Inc.	251
5	BOK Financial Corp.	260
24	Brookline Bancorp, Inc.	266
9	Commerce Bankshares, Inc.	370
11	Community Bank System, Inc.	311
6	Cullen/Frost Bankers, Inc.	372
2	First Citizens Bancshares Class A	309
18	First Interstate Bancsystem, Inc.	273
12	FirstMerit Corp.	241
46	Huntington Bancshares, Inc.	319
117	Popular, Inc. ●	366
7	Prosperity Bancshares, Inc.	268
8	Simmons First National Corp.	242
14	Southside Bancshares, Inc.	298
5	SVB Financial Group ●	285
19	TCF Financial Corp.	281
11	Trustmark Corp.	276
13	Washington Banking Co.	183
		5,567
	Capital Goods - 8.2%
6	A.O. Smith Corp.	244
9	Aecom Technology Corp. ●	259
9	AGCO Corp. ●	466
3	Alliant Techsystems, Inc. ●	257
4	Ameron International Corp.	319
9	AMETEK, Inc.	342
11	Applied Industrial Technologies, Inc.	356
8	Armstrong World Industries, Inc.	354
18	Briggs & Stratton Corp.	347
8	Chicago Bridge & Iron Co. N.V. ●	265
38	Coleman Cable, Inc. ●	240
6	Cubic Corp.	287
8	DigitalGlobe, Inc. ●	269
8	Donaldson Co., Inc.	467
11	DXP Enterprises, Inc. ●	264
19	Dynamic Materials Corp.	435
12	EMCOR Group, Inc. ●	356
7	Fluor Corp.	447
10	General Cable Corp. ●	338
6	GeoEye, Inc. ●	254
11	Harsco Corp.	317
7	Jacobs Engineering Group, Inc. ●	315
12	Kaydon Corp.	471
17	KBR, Inc.	528
6	L.B. Foster Co. Class A ●	261
5	L-3 Communications Holdings, Inc.	320
35	LSI Industries, Inc.	295
34	Manitowoc Co., Inc.	451
2	Nacco Industries, Inc. Class A	258
18	Owens Corning, Inc. ●	566
9	Powell Industries, Inc. ●	281
4	SPX Corp.	254
20	Sterling Construction Co., Inc. ●	259
7	Teledyne Technologies, Inc. ●	295
7	Thomas & Betts Corp. ●	333
12	Timken Co.	561
7	Toro Co.	407
19	Tutor Perini Corp.	399
6	Valmont Industries, Inc.	499
9	Watts Water Technologies, Inc.	324
5	WESCO International, Inc. ●	263
8	Woodward Governor Co.	308
		14,531
	Commercial & Professional Services - 4.2%
9	ABM Industries, Inc.	249
29	ACCO Brands Corp. ●	248
10	Administaff, Inc.	301
67	American Reprographics Co. LLC ●	511
8	Brink's Co.	226
77	EnergySolutions, Inc.	428
13	Equifax, Inc. ●	479
5	IHS, Inc. ●	386
19	Kelly Services, Inc. ●	361
14	Kforce, Inc. ●	230
35	Kimball International, Inc.	244
7	Manpower, Inc.	435
12	McGrath RentCorp	311
79	Metalico, Inc. ●	467
10	Pitney Bowes, Inc.	253
14	Robert Half International, Inc.	433
38	SFN Group, Inc. ●	368
22	Standard Parking Corp. ●	415
20	Team, Inc. ●	481
4	United Stationers, Inc. ●	285
8	VSE Corp.	274
		7,385
	Consumer Durables & Apparel - 2.6%
23	Culp, Inc. ●	240
4	Deckers Outdoor Corp. ●	332
8	Fossil, Inc. ●	554
12	Garmin Ltd.	383
22	Leggett & Platt, Inc.	501
22	Newell Rubbermaid, Inc.	401
15	Oxford Industries, Inc.	372
6	Polaris Industries, Inc.	474
100	Quiksilver, Inc. ●	508
106	Sealy Corp. ●	308
19	Sturm Ruger & Co., Inc.	288
5	Warnaco Group, Inc. ●	290
		4,651
	Consumer Services - 3.2%
7	Apollo Group, Inc. Class A ●	272
6	BJ's Restaurants, Inc. ●	227

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Consumer Services - 3.2% - (continued)
14	Career Education Corp. ●	$292
21	Carrols Restaurant Group, Inc. ●	158
2	Chipotle Mexican Grill, Inc. ●	492
5	Cracker Barrel Old Country Store, Inc.	286
6	DeVry, Inc.	266
29	Domino's Pizza, Inc. ●	462
14	International Game Technology	243
13	Interval Leisure Group, Inc. ●	216
7	ITT Educational Services, Inc. ●	415
40	Krispy Kreme Doughnuts, Inc. ●	277
5	P.F. Chang's China Bistro, Inc.	236
4	Panera Bread Co. Class A ●	364
8	Pre-Paid Legal Services, Inc. ●	495
19	Regis Corp.	308
2	Strayer Education, Inc.	283
11	Universal Technical Institute, Inc.	245
		5,537
	Diversified Financials - 3.2%
42	Advance America Cash Advance Centers, Inc.	235
24	Apollo Investment Corp.	261
22	Artio Global Investors, Inc.	317
30	BGC Partners, Inc.	249
10	Cash America International, Inc.	381
15	Eaton Vance Corp.	461
10	Ezcorp, Inc. ●	283
13	First Cash Financial Services, Inc. ●	415
28	Gladstone Capital Corp.	323
16	International Assets Holding Corp. ●	372
13	Invesco Ltd.	325
13	MarketAxess Holdings, Inc.	274
15	Moody's Corp.	391
10	MSCI, Inc. ●	383
15	Raymond James Financial, Inc.	496
23	TICC Capital Corp.	263
37	TradeStation Group, Inc. ●	247
		5,676
	Energy - 8.3%
11	Alpha Natural Resources, Inc. ●	683
14	Arch Coal, Inc.	490
8	Atwood Oceanics, Inc. ●	304
10	Cabot Oil & Gas Corp.	365
3	Clayton Williams Energy, Inc. ●	254
25	Cloud Peak Energy, Inc. ●	575
8	Complete Production Services, Inc. ●	231
6	Concho Resources, Inc. ●	532
8	Core Laboratories N.V.	736
4	Diamond Offshore Drilling, Inc.	299
11	Dresser-Rand Group, Inc. ●	475
20	El Paso Corp.	276
10	Exterran Holdings, Inc. ●	231
4	FMC Technologies, Inc. ●	353
18	Frontier Oil Corp.	318
26	Green Plains Renewable Energy ●	294
8	Helmerich & Payne, Inc.	397
6	Holly Corp.	265
40	International Coal Group, Inc. ●	310
4	Murphy Oil Corp.	274
40	Newpark Resources, Inc. ●	249
3	Noble Energy, Inc.	256
8	Oceaneering International, Inc. ●	566
5	Oil States International, Inc. ●	337
4	Peabody Energy Corp.	281
11	Plains Exploration & Production Co. ●	349
9	Rowan Companies, Inc. ●	301
4	Seacor Holdings, Inc.	369
15	Southern Union Co.	372
12	Spectra Energy Corp.	290
17	Stone Energy Corp. ●	371
8	Sunoco, Inc.	319
20	Tesoro Corp.	373
29	TETRA Technologies, Inc. ●	347
21	Valero Energy Corp.	484
21	W&T Offshore, Inc.	376
25	Western Refining, Inc. ●	266
4	Whiting Petroleum Corp. ●	470
13	World Fuel Services Corp.	467
		14,505
	Food & Staples Retailing - 1.2%
6	BJ's Wholesale Club, Inc. ●	287
6	Nash Finch Co.	234
6	Ruddick Corp.	235
18	Safeway, Inc.	406
40	Supervalu, Inc.	382
7	The Andersons, Inc.	247
6	Weis Markets	259
		2,050
	Food, Beverage & Tobacco - 1.8%
10	Cal-Maine Foods, Inc.	325
5	Corn Products International, Inc.	247
20	Darling International, Inc. ●	269
19	Del Monte Foods Co.	360
6	Dr. Pepper Snapple Group	228
6	Hormel Foods Corp.	323
4	Lancaster Colony Corp.	253
3	Lorillard, Inc.	279
15	Sara Lee Corp.	271
29	Tyson Foods, Inc. Class A	503
		3,058
	Health Care Equipment & Services - 5.7%
7	Almost Family, Inc. ●	275
26	America Service Group, Inc.	400
6	Amerigroup Corp. ●	272
5	Beckman Coulter, Inc.	343
12	Bio-Reference Laboratories ●	274
9	Catalyst Health Solutions ●	415
4	Chemed Corp.	251
11	Community Health Systems, Inc. ●	428
11	CONMED Corp. ●	292
19	Coventry Health Care, Inc. ●	502
3	DaVita, Inc. ●	212
52	Five Star Quality Care, Inc. ●	368
10	Gentiva Health Services, Inc. ●	273
27	Health Management Associates, Inc. Class A ●	255
13	Health Net, Inc. ●	349
21	Hologic, Inc. ●	389
8	Humana, Inc. ●	420

The accompanying notes are an integral part of these financial statements.

5

Hartford Small/Mid Cap Equity HLS Fund (formerly known as Hartford MidCap Growth HLS Fund)
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Health Care Equipment & Services - 5.7% - (continued)
10	Invacare Corp.	$301
23	Kindred Healthcare, Inc. ●	418
6	LifePoint Hospitals, Inc. ●	237
6	Magellan Health Services, Inc. ●	269
17	Merit Medical Systems, Inc. ●	274
9	Molina Healthcare, Inc. ●	244
4	MWI Veterinary Supply, Inc. ●	231
9	Omnicare, Inc.	234
16	Owens & Minor, Inc.	463
14	Patterson Cos., Inc.	432
23	PharMerica Corp. ●	258
14	PSS World Medical, Inc. ●	320
8	Resmed, Inc. ●	279
46	Spectranetics Corp. ●	239
9	Sun Healthcare Group, Inc. ●	116
		10,033
	Household & Personal Products - 1.0%
4	Church & Dwight Co., Inc.	310
3	Energizer Holdings, Inc. ●	241
6	Herbalife Ltd.	431
12	Nu Skin Enterprises, Inc. Class A	354
31	Prestige Brands Holdings, Inc. ●	369
		1,705
	Insurance - 3.1%
5	Allied World Assurance Holdings Ltd.	310
15	American Financial Group, Inc.	493
5	Arch Capital Group Ltd. ●	465
12	Aspen Insurance Holdings Ltd.	339
13	Axis Capital Holdings Ltd.	474
9	CNA Surety Corp. ●	223
6	Endurance Specialty Holdings Ltd.	263
9	HCC Insurance Holdings, Inc.	266
16	Horace Mann Educators Corp.	282
21	Meadowbrook Insurance Group, Inc.	211
13	Progressive Corp.	252
11	Reinsurance Group of America, Inc.	616
5	RenaissanceRe Holdings Ltd. ADR	316
6	StanCorp Financial Group, Inc.	266
6	Transatlantic Holdings, Inc.	299
11	United Fire & Casualty	251
		5,326
	Materials - 6.6%
12	AEP Industries, Inc. ●	322
4	Airgas, Inc.	253
7	Albemarle Corp.	371
30	American Vanguard	255
6	AptarGroup, Inc.	275
6	Ashland, Inc.	319
10	Ball Corp.	679
9	Bemis Co., Inc.	292
51	Boise, Inc.	407
6	Clearwater Paper Corp. ●	431
3	Compass Minerals Group, Inc.	281
17	Crown Holdings, Inc. ●	580
5	Cytec Industries, Inc.	248
5	Ecolab, Inc.	266
18	Graham Packaging Co., Inc. ●	237
8	International Flavors & Fragrances, Inc.	454
10	Koppers Holdings, Inc.	365
9	MeadWestvaco Corp.	223
17	Metals USA Holdings Corp. ●	258
8	Minerals Technologies, Inc.	494
8	Nalco Holding Co.	253
21	Noranda Aluminium Holding Corp. ●	309
33	Omnova Solutions, Inc. ●	276
9	Reliance Steel & Aluminum	443
7	Rockwood Holdings, Inc. ●	258
24	Sealed Air Corp.	609
8	Sensient Technologies Corp.	309
4	Sherwin-Williams Co.	351
7	Silgan Holdings, Inc.	236
13	Sonoco Products Co.	435
7	Valspar Corp.	235
6	Walter Energy, Inc.	798
		11,522
	Media - 1.3%
11	Arbitron, Inc.	457
32	Gannett Co., Inc.	486
40	Interpublic Group of Cos., Inc. ●	427
89	Lee Enterprises, Inc. ●	219
7	McGraw-Hill Cos., Inc.	251
15	Valassis Communications, Inc. ●	477
		2,317
	Pharmaceuticals, Biotechnology & Life Sciences - 3.8%
7	Alexion Pharmaceuticals, Inc. ●	554
39	Caliper Life Sciences, Inc. ●	250
46	Cambrex Corp. ●	236
5	Cephalon, Inc. ●	317
14	Cepheid, Inc. ●	316
11	Charles River Laboratories International, Inc. ●	408
5	Covance, Inc. ●	266
12	Endo Pharmaceuticals Holdings, Inc. ●	417
7	Forest Laboratories, Inc. ●	229
9	Human Genome Sciences, Inc. ●	225
12	Impax Laboratories, Inc. ●	237
19	Incyte Corp. ●	308
28	King Pharmaceuticals, Inc. ●	395
9	Life Technologies Corp. ●	474
8	Medicis Pharmaceutical Corp. Class A	212
2	Mettler-Toledo International, Inc. ●	287
16	Myriad Genetics, Inc. ●	361
40	PDL Biopharma, Inc.	247
11	PerkinElmer, Inc.	283
90	Santarus, Inc. ●	293
15	Warner Chilcott plc	338
		6,653
	Real Estate - 7.3%
14	Agree Realty Corp.	361
9	AMB Property Corp.	280
23	Ashford Hospitality ●	221
6	BRE Properties	279
8	Camden Property Trust	439
39	CB Richard Ellis Group, Inc. Class A ●	799
13	CommonWealth REIT	326
8	Digital Realty Trust, Inc.	399
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Real Estate - 7.3% - (continued)
22	Douglas Emmett, Inc.	$362
4	Equity Lifestyle Properties, Inc.	228
3	Essex Property Trust, Inc.	390
14	Extra Space Storage, Inc.	243
6	Federal Realty Investment Trust	429
15	Forest City Enterprises, Inc. Class A ●	246
7	Getty Realty Corp.	232
90	Glimcher Realty Trust	758
18	Government Properties Income Trust	478
7	Health Care, Inc.	315
39	Hersha Hospitality Trust	255
31	Investors Real Estate Trust	282
4	Jones Lang LaSalle, Inc.	324
7	Liberty Property Trust	210
14	Macerich Co.	656
7	National Health Investors, Inc.	335
6	Nationwide Health Properties, Inc.	231
44	Newcastle Investment Corp. ●	298
8	Post Properties, Inc.	276
6	PS Business Parks, Inc.	358
14	Rayonier, Inc.	733
10	Realty Income Corp.	341
6	Regency Centers Corp.	236
9	Sabra Healthcare REIT, Inc.	172
4	SL Green Realty Corp.	287
13	Sun Communities, Inc.	432
25	U-Store-It	236
10	Weingarten Realty Investments	229
		12,676
	Retailing - 4.7%
11	Aeropostale, Inc. ●	267
19	American Eagle Outfitters, Inc.	275
5	Bed Bath & Beyond, Inc. ●	245
7	Big Lots, Inc. ●	225
11	CarMax, Inc. ●	336
12	Cato Corp.	317
29	Chico's FAS, Inc.	348
19	Collective Brands, Inc. ●	392
8	Core-Mark Holding Co., Inc. ●	280
13	Dress Barn, Inc. ●	337
6	DSW, Inc. ●	254
5	Family Dollar Stores, Inc.	272
16	GameStop Corp. Class A ●	368
7	Genuine Parts Co.	381
6	Guess?, Inc.	278
11	Nutri/System, Inc.	224
13	PetMed Express, Inc.	229
13	PetSmart, Inc.	500
12	RadioShack Corp.	216
10	Rent-A-Center, Inc.	311
7	Ross Stores, Inc.	442
22	Sally Beauty Co., Inc. ●	313
17	The Finish Line, Inc.	288
6	Tractor Supply Co.	275
110	Wet Seal, Inc. Class A ●	406
6	Williams-Sonoma, Inc.	228
		8,007
	Semiconductors & Semiconductor Equipment - 2.8%
9	Analog Devices, Inc.	333
41	Atmel Corp. ●	506
13	ATMI, Inc. ●	254
18	Ceva, Inc. ●	367
82	LSI Corp. ●	492
22	Micrel, Inc.	281
18	National Semiconductor Corp.	251
70	Photronics, Inc. ●	414
94	PLX Technology, Inc. ●	341
43	PMC - Sierra, Inc. ●	373
46	RF Micro Devices, Inc. ●	338
12	Skyworks Solutions, Inc. ●	331
10	Standard Microsystems Corp. ●	300
19	Teradyne, Inc. ●	264
		4,845
	Software & Services - 7.5%
4	Advent Software, Inc. ●	232
17	Amdocs Ltd. ●	457
9	Ancestry.com, Inc. ●	250
7	Ansys, Inc. ●	339
66	Art Technology Group, Inc. ●	397
23	Aspen Technology, Inc. ●	287
6	Autodesk, Inc. ●	233
11	Blackbaud, Inc.	288
20	Bottomline Technologies, Inc. ●	442
101	CIBER, Inc. ●	471
4	Citrix Systems, Inc. ●	250
14	Commvault Systems, Inc. ●	388
28	CSG Systems International, Inc. ●	536
41	Deltek, Inc. ●	299
3	Factset Research Systems, Inc.	308
5	Fiserv, Inc. ●	285
10	Gartner, Inc. Class A ●	324
8	Informatica Corp. ●	368
9	j2 Global Communications, Inc. ●	269
8	Jack Henry & Associates, Inc.	228
12	Manhattan Associates, Inc. ●	375
5	MAXIMUS, Inc.	300
5	McAfee, Inc. ●	221
9	Micros Systems ●	389
12	Neustar, Inc. ●	326
16	Opnet Technologies, Inc.	423
13	Parametric Technology Corp. ●	304
8	Progress Software Corp. ●	340
9	Red Hat, Inc. ●	393
28	Saba Software, Inc. ●	173
14	Solarwinds, Inc. ●	278
23	Synopsys, Inc. ●	631
47	Telenav, Inc. ●	343
23	Total System Services, Inc.	355
9	Travelzoo, Inc. ●	384
7	Ultimate Software ●	317
40	United Online, Inc.	267
6	VeriFone Systems, Inc. ●	250
11	Websense, Inc. ●	224
57	Zix Corp. ●	242
		13,186

The accompanying notes are an integral part of these financial statements.

7

Hartford Small/Mid Cap Equity HLS Fund (formerly known as Hartford MidCap Growth HLS Fund)
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Technology Hardware & Equipment - 3.4%
4	Amphenol Corp. Class A	$225
24	Arris Group, Inc. ●	264
10	Blue Coat Systems, Inc. ●	303
41	Brocade Communications Systems, Inc. ●	215
13	Echostar Corp. ●	335
18	Electro Rent Corp.	292
24	Emulex Corp. ●	275
12	FLIR Systems, Inc. ●	363
16	Jabil Circuit, Inc.	320
9	Lexmark International, Inc. ADR ●	310
14	Molex, Inc.	312
10	Multi-Fineline Electronix, Inc. ●	274
21	QLogic Corp. ●	353
14	Riverbed Technology, Inc. ●	506
44	Seagate Technology ●	665
8	Sycamore Networks, Inc.	173
56	Technitrol, Inc.	300
38	Tellabs, Inc.	260
15	Tessco Technologies, Inc.	235
		5,980
	Telecommunication Services - 2.1%
6	AboveNet, Inc.	366
117	Cincinnati Bell, Inc. ●	327
9	Crown Castle International Corp. ●	383
51	Frontier Communications Corp.	499
28	Premiere Global Services, Inc. ●	192
61	Qwest Communications International, Inc.	463
10	SBA Communications Corp. ●	428
9	Syniverse Holdings, Inc. ●	272
16	USA Mobility, Inc.	289
98	Vonage Holdings Corp. ●	220
18	Windstream Corp.	247
		3,686
	Transportation - 3.7%
6	C.H. Robinson Worldwide, Inc.	462
20	Celadon Group, Inc. ●	297
22	Dynamex, Inc. ●	538
7	Expeditors International of Washington, Inc.	395
12	Forward Air Corp.	353
20	Heartland Express, Inc.	314
10	Hub Group, Inc. ●	355
16	J.B. Hunt Transport Services, Inc.	647
8	Kansas City Southern ●	390
15	Knight Transportation, Inc.	291
10	Landstar System, Inc.	399
13	Park-Ohio Holdings Corp. ●	278
6	Ryder System, Inc.	342
26	United Continental Holdings, Inc. ●	614
29	US Airways Group, Inc. ●	286
12	UTI Worldwide, Inc.	250
11	Werner Enterprises, Inc.	251
		6,462
	Utilities - 5.9%
39	AES Corp. ●	475
6	AGL Resources, Inc.	224
19	Allegheny Energy, Inc.	465
11	Alliant Energy Corp.	419
9	American Water Works Co., Inc.	232
10	Atmos Energy Corp.	310
11	Avista Corp.	242
40	CenterPoint Energy, Inc.	629
13	CMS Energy Corp.	242
9	DPL, Inc.	228
10	El Paso Electric Co. ●	262
11	Energen Corp.	528
9	FirstEnergy Corp.	318
4	ITC Holdings Corp.	220
19	MDU Resources Group, Inc.	392
8	National Fuel Gas Co.	516
9	Northeast Utilities	298
13	NRG Energy, Inc. ●	254
9	Nstar Co.	367
11	Oneok, Inc.	622
13	Pinnacle West Capital Corp.	520
10	Portland General Electric Co.	225
15	PPL Corp.	397
25	Questar Corp.	441
8	SCANA Corp.	339
25	TECO Energy, Inc.	440
7	UGI Corp.	234
8	UniSource Energy Corp.	272
6	WGL Holdings, Inc.	232
		10,343
	Total common stocks
	(cost $147,395)	$170,899

	Total long-term investments
	(cost $147,395)	$170,899

SHORT-TERM INVESTMENTS - 2.3%
	Repurchase Agreements - 2.1%
	BNP Paribas Securities Corp. Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $1,572, collateralized by U.S.
	Treasury Note 1.00%, 2011, value of
	$1,596)
$1,572	0.15%, 12/31/2010	$1,572
	RBS Greenwich Capital Markets TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $921,
	collateralized by U.S. Treasury Note 1.13%
	- 4.25%, 2013 - 2017, value of $939)
921	0.20%, 12/31/2010	921
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $1,232, collateralized by U.S.
	Treasury Bill 0.88%, 2011, U.S. Treasury
	Note 1.75%, 2014, value of $1,258)
1,231	0.23%, 12/31/2010	1,231
		3,724

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 2.3% - (continued)
	U.S. Treasury Bills - 0.2%
$350	0.13%, 1/27/2011 □○		$350

	Total short-term investments
	(cost $4,074)		$4,074

	Total investments
	(cost $151,469) ▲	100.0%	$174,973
	Other assets and liabilities	–%	(52)
	Total net assets	100.0%	$174,921

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.4% of total net assets at December 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $152,639 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$25,021
Unrealized Depreciation	(2,687)
Net Unrealized Appreciation	$22,334

•	Currently non-income producing.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

□	Security pledged as initial margin deposit for open futures contracts at December 31, 2010 as follows:

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
Russell 2000 Mini	17	Long	03/18/2011	$1,330	$1,311	$19
S&P Mid 400 Mini	26	Long	03/18/2011	2,354	2,334	20
						$39

*	The number of contracts does not omit 000's.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

Hartford Small/Mid Cap Equity HLS Fund (formerly known as Hartford MidCap Growth HLS Fund)
Investment Valuation Hierarchy Level Summary
December 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$170,899	$170,899	$–	$–
Short-Term Investments	4,074	–	4,074	–
Total	$174,973	$170,899	$4,074	$–
Futures *	39	39	–	–
Total	$39	$39	$–	$–

♦	For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

10

Hartford Small/Mid Cap Equity HLS Fund (formerly known as Hartford MidCap Growth HLS Fund)
Statement of Assets and Liabilities
December 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $151,469)	$174,973
Cash	1
Receivables:
Fund shares sold	334
Dividends and interest	159
Variation margin	9
Other assets	11
Total assets	175,487
Liabilities:
Payables:
Fund shares redeemed	471
Variation margin	35
Investment management fees	31
Distribution fees	2
Accrued expenses	27
Total liabilities	566
Net assets	$174,921
Summary of Net Assets:
Capital stock and paid-in-capital	$141,119
Accumulated undistributed net investment income	145
Accumulated net realized gain on investments	10,114
Unrealized appreciation of investments	23,543
Net assets	$174,921
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$9.85
Shares outstanding	13,901
Net assets	$136,913
Class IB: Net asset value per share	$9.83
Shares outstanding	3,868
Net assets	$38,008

The accompanying notes are an integral part of these financial statements.

11

Hartford Small/Mid Cap Equity HLS Fund (formerly known as Hartford MidCap Growth HLS Fund)
Statement of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$2,526
Interest	6
Less: Foreign tax withheld	(1)
Total investment income, net	2,531

Expenses:
Investment management fees	1,200
Distribution fees - Class IB	77
Custodian fees	21
Board of Directors' fees	4
Audit fees	8
Other expenses	63
Total expenses	1,373
Net investment income	1,158

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	23,451
Net realized gain on futures	431
Net Realized Gain on Investments and Other Financial Instruments	23,882

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	8,210
Net unrealized depreciation of futures	(84)
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	8,126
Net Gain on Investments and Other Financial Instruments	32,008
Net Increase in Net Assets Resulting from Operations	$33,166

The accompanying notes are an integral part of these financial statements.

12

Hartford Small/Mid Cap Equity HLS Fund (formerly known as Hartford MidCap Growth HLS Fund)
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment income	$1,158	$338
Net realized gain on investments and other financial instruments	23,882	6,529
Net unrealized appreciation of investments and other financial instruments	8,126	27,488
Net Increase In Net Assets Resulting From Operations	33,166	34,355
Distributions to Shareholders:
From net investment income
Class IA	(860)	(297)
Class IB	(160)	(33)
Total distributions	(1,020)	(330)
Capital Share Transactions:
Class IA
Sold	53,020	70,074
Issued on reinvestment of distributions	860	297
Redeemed	(56,741)	(21,977)
Total capital share transactions	(2,861)	48,394
Class IB
Sold	21,545	20,398
Issued on reinvestment of distributions	160	33
Redeemed	(15,514)	(10,554)
Total capital share transactions	6,191	9,877
Net increase from capital share transactions	3,330	58,271
Net Increase In Net Assets	35,476	92,296
Net Assets:
Beginning of period	139,445	47,149
End of period	$174,921	$139,445
Accumulated undistributed (distribution in excess of) net investment income	$145	$8
Shares:
Class IA
Sold	6,185	10,698
Issued on reinvestment of distributions	88	38
Redeemed	(6,879)	(3,427)
Total share activity	(606)	7,309
Class IB
Sold	2,505	3,214
Issued on reinvestment of distributions	16	4
Redeemed	(1,856)	(1,646)
Total share activity	665	1,572

The accompanying notes are an integral part of these financial statements.

13

Hartford Small/Mid Cap Equity HLS Fund (formerly known as Hartford MidCap Growth HLS Fund)
Notes to Financial Statements
December 31, 2010
(000’s Omitted)

1.	Organization:

Hartford Small/Mid Cap Equity HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on certain foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of certain foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

14

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Other derivative or contractual type instruments are valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments are valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these

15

Hartford Small/Mid Cap Equity HLS Fund (formerly known as Hartford MidCap Growth HLS Fund)
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2010.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

16

f)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

g)	Additional Derivative Instrument Information

Derivative Instruments as of December 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Equity contracts	Summary of Net Assets - Unrealized appreciation	$39

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	$—	$—	$431	$—	$—	$431
Total	$—	$—	$431	$—	$—	$431

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	—	—	(84)	—	—	$(84)
Total	$—	$—	$(84)	$—	$—	$(84)

h)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund invests in futures contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant (“FCM”) an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the FCM, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

17

Hartford Small/Mid Cap Equity HLS Fund (formerly known as Hartford MidCap Growth HLS Fund)
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and settled through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2010.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$1,020	$330

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$10,051
Undistributed Long-Term Capital Gain	1,418
Unrealized Appreciation*	22,333
Total Accumulated Earnings	$33,802

*
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent

18

differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(1)
Accumulated Net Realized Gain (Loss) on Investments	25
Capital Stock and Paid-in-Capital	(24)

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2010.

As of December 31, 2010, the Fund utilized $12,162 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered during the year ended December 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6800%
Over $10 billion	0.6700%

19

Hartford Small/Mid Cap Equity HLS Fund (formerly known as Hartford MidCap Growth HLS Fund)
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

b)
Accounting Services Agreement – Effective January 1, 2011, pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC will provide accounting services to the Fund. HLIC receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2010, the Fund had no fee reductions.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the periods listed below including the fees paid indirectly are as follows:

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	December 31,	December 31,	December 31,		December 31,	December 31,
	2010	2009	2008		2007	2006
Class IA	0.87%	0.87%	0.85%		0.65%	0.78%
Class IB	1.12	1.12	1.10	*	N/A	N/A

*	From March 31, 2008 (commencement of operations) through December 31, 2008.

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. These fees are accrued daily and paid monthly.

20

g)	Payment from Affiliate – On April 20, 2007, the Fund had trading reimbursements relating to the change in portfolio managers of the Fund.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2007
	Class IA	Class IB
Impact from Payment from Affiliate for Trading Reimbursements	0.20%	N/A
Total Return Excluding Payments from Affiliate	11.43	N/A

6.	Investment Transactions:

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$443,450
Sales Proceeds Excluding U.S. Government Obligations	437,060

7.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2010, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

21

Hartford Small/Mid Cap Equity HLS Fund (formerly known as Hartford MidCap Growth HLS Fund)

- Selected Per-Share Date (A) -

	Net Asset			Net Realized						Net Increase
	Value at		Payments	and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	from (to)	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended December 31, 2010
IA	$7.88	$0.07	$–	$1.96	$2.03	$(0.06)	$–	$–	$(0.06)	$1.97	$9.85
IB	7.86	0.05	–	1.96	2.01	(0.04)	–	–	(0.04)	1.97	9.83

For the Year Ended December 31, 2009
IA	5.34	0.02	–	2.54	2.56	(0.02)	–	–	(0.02)	2.54	7.88
IB	5.34	0.01	–	2.52	2.53	(0.01)	–	–	(0.01)	2.52	7.86

For the Year Ended December 31, 2008
IA	10.19	0.03	–	(4.76)	(4.73)	(0.03)	(0.09)	–	(0.12)	(4.85)	5.34
IB(E)	9.04	0.01	–	(3.60)	(3.59)	(0.02)	(0.09)	–	(0.11)	(3.70)	5.34

For the Year Ended December 31, 2007
IA	10.88	0.03	0.02	1.23	1.28	(0.06)	(1.91)	–	(1.97)	(0.69)	10.19

For the Year Ended December 31, 2006
IA	11.33	(0.01)	–	1.39	1.38	–	(1.83)	–	(1.83)	(0.45)	10.88

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Commenced operations on March 31, 2008.
(F)	Not annualized.
(G)	Annualized.
(H)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)		Assets After Waivers(C)		Average Net Assets		Rate(D)

25.83%		$136,913	0.87%		0.87%		0.82%		300%
25.52		38,008	1.12		1.12		0.59		–

47.87		114,269	0.87		0.87		0.43		160
47.51		25,176	1.12		1.12		0.17		–

(46.85)		38,447	0.85		0.85		0.53		201
(40.17	) (F)	8,702	1.10	(G)	1.10	(G)	0.32	(G)	–

11.65	(H)	51,196	0.85		0.65		0.26		231

12.27		53,395	0.98		0.78		(0.08)		211

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford HLS Series Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Small/Mid Cap Equity HLS Fund (one of the four portfolios constituting Hartford HLS Series Fund II, Inc. (the Funds)) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position Hartford Small/Mid Cap Equity HLS Fund of Hartford HLS Series Fund II, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

24

Hartford Small/Mid Cap Equity HLS Fund (formerly known as Hartford MidCap Growth HLS Fund)
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

Hartford Small/Mid Cap Equity HLS Fund (formerly known as The Hartford MidCap Growth HLS Fund)
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)  Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)   Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

26

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford Small/Mid Cap Equity HLS Fund (formerly known as The Hartford MidCap Growth HLS Fund)
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2010 through December 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning	Account Value	June 30, 2010	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	June 30, 2010	2010	December 31, 2010	ratio	year	year
Class IA	$1,000.00	$1,291.80	$5.04	$1,000.00	$1,020.81	$4.44	0.87%	184	365
Class IB	$1,000.00	$1,290.21	$6.48	$1,000.00	$1,019.55	$5.71	1.12%	184	365

28

Hartford Small/Mid Cap Equity HLS Fund (formerly known as The Hartford MidCap Growth HLS Fund)
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Small/Mid Cap Equity HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

29

Hartford Small/Mid Cap Equity HLS Fund (formerly known as The Hartford MidCap Growth HLS Fund)
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted the Fund’s historical underperformance, but also noted that the Fund’s performance had improved since the Fund had switched to a small/mid cap strategy.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for HL Advisors and the Sub-adviser were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

30

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that HL Advisors had decided to remove the fund accounting fee subsidy for the Fund’s Class IA and Class IB shares, effective January 1, 2011.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, received fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Fund’s transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer

31

Hartford Small/Mid Cap Equity HLS Fund (formerly known as The Hartford MidCap Growth HLS Fund)
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

agency compensation from the Fund. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

HLSSAR-SMC10-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford U.S. Government Securities HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively).Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"),with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009,Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal.Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford U.S. Government Securities HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford U.S. Government Securities HLS Fund inception 03/24/1987
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

Performance Overview(1) 12/31/00 - 12/31/10
Growth of $10,000 investment

Barclays Capital Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns(2)
(as of 12/31/10)

	1	5	10
	Year	Year	Year
U.S. Government Securities IA	3.79%	2.97%	3.85%
U.S. Government Securities IB	3.53%	2.71%	3.59%
Barclays Capital Intermediate Government Bond Index	4.98%	5.41%	5.12%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)
Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Russell M. Regenauer, CFA	Raymond Humphrey, CFA*	John Hendricks
Senior Vice President	Senior Vice President	Senior Vice President

How did the Fund perform?

The Class IA shares of the Hartford U.S. Government Securities HLS Fund returned 3.79% for the twelve-month period ended December 31, 2010, underperforming its benchmark, the Barclays Capital Intermediate Government Bond Index, which returned 4.98%, and underperforming the Lipper General U.S. Government VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 5.89%.

Why did the Fund perform this way?

Most of the Fund’s underperformance for 2010 can be explained by our directional views and our positioning along the yield curve. In 2010 we correctly assessed that U.S. growth would recede as fiscal support waned. This resulted in a flatter yield curve as the rally in longer bonds outpaced that of short bonds. This was an atypical yield curve move and not what we were positioned for within the Fund. Typically a bond market rally is associated with a steepening of the yield curve (i.e. short- and long-term interest rates moving farther apart). As such, we were incorrectly positioned for a steepening of the yield curve as the economy slowed throughout the summer.

Later in the period, we believed that the Federal Reserve’s second round of quantitative easing (QE2) would keep yields in the 5 to 10 year part of the yield curve well sponsored. We also believed that the near $1 trillion (coupon reinvestment plus QE2) of investment flows would provide support for government bonds regardless of any observed strengthening in overall economic data. As such we positioned the portfolio accordingly. Since the announcement of the QE2 program, however, the strength of the U.S. economy has been gradually improving. As a result, some have begun questioning the Federal Reserve’s resolve as far as delivering the full QE2 program. This undermined our original thesis of support regardless of economic improvement and as a result, we were positioned incorrectly.

Our duration and yield curve strategies employed in anticipation of the QE2 program explain the majority of the underperformance relative to the benchmark. Asset allocation as a whole and security selection were however marginally additive.

What is the outlook?

Economic activity improved markedly during the last quarter of 2010. The suggestion of expanded money supply helped to create positive momentum that was further reinforced with the commencement of the QE2 program. Following on the heels of this program was the announcement that the “Bush era” tax cuts would be extended. Many investors and economists have begun revising their growth expectations higher for 2011. But much like the euphoria of early 2010, we are concerned that the economy (and growth expectations) are once again reacting to stimulus and could revert back to lower growth rates later in 2011.

We believe that the “trend” rate of growth for the U.S. economy has declined and that high unemployment is structural. Households and governments alike continue to struggle with low income generation and excessive debt burdens. We believe these conditions will persist until either inflation erodes the value of the debt or sufficient progress in deleveraging is made and stronger consumption can be supported.

Going into the New Year, we are neutral as far as duration positioning and have a flattening bias as far as yield curve positioning. We remain overweight (i.e. the Fund’s sector position was greater than the benchmark position) versus the benchmark in Residential Mortgage Backed Securities and Small Business Administration loans in lieu of agency debentures. The Fund also has a small overweight position in Treasury Inflation Protected Securities as a hedge against inflation creeping higher.

* Added as a Portfolio Manager as of July 1, 2010.

Diversification by Security Type
as of December 31, 2010

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	1.5%
U.S. Government Agencies	28.1
U.S. Government Securities	69.6
Short-Term Investments	0.5
Other Assets and Liabilities	0.3
Total	100.0%

Distribution by Credit Quality
as of December 31, 2010

Percentage of
Credit Rating *	Net Assets
Aa / AA	0.2
A	0.2
Baa / BBB	0.1
Ba / BB	0.1
B	0.4
Caa / CCC or Lower	0.5
Unrated	0.0
U.S. Government Securities	98.0
Cash	0.2
Other Assets & Liabilities	0.3
Total	100.0%

*
Does not apply to the fund itself. Based upon Moody’s and S&P long-term credit ratings for the fund’s holdings as of date noted. If Moody’s and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes non fixed income instruments and other short-term instruments.

Hartford U.S. Government Securities HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES – 1.5%
	Finance and Insurance - 1.5%
	Ameriquest Mortgage Securities, Inc.
$1,091	1.33%, 09/25/2032 Δ	$911
	Ansonia CDO Ltd.
8,638	0.56%, 07/28/2046 ⌂Δ	1,468
	Arbor Realty Mortgage Securities
13,000	0.68%, 01/26/2042 ⌂Δ	4,550
	Bear Stearns Asset Backed Securities, Inc.
4,864	1.36%, 05/25/2037 Δ	10
	DLJ Mortgage Acceptance Corp. - Class B1
1	7.25%, 09/18/2011 ⌂	1
	DLJ Mortgage Acceptance Corp. - Class B2
–	7.25%, 09/18/2011 ⌂	–
	First Franklin Mortgage Loan Asset Backed
	Certificates
540	2.74%, 07/25/2033 Δ	33
	Lehman XS Trust
11,379	6.50%, 05/25/2037 ⌂Δ	4,224
	LNR CDO Ltd.
7,200	0.00%, 05/28/2043 ⌂●	144
	Marathon Real Estate CDO Ltd.
4,000	1.66%, 05/25/2046 ⌂Δ	720
	Master Asset Backed Securities Trust
1,176	2.96%, 05/25/2033 Δ	1,138
	Merrill Lynch Mortgage Investors, Inc.
651	1.91%, 05/25/2032 Δ	397
	Morgan Stanley ABS Capital I
2,343	1.76%, 11/25/2032 Δ	1,751
	Residential Asset Mortgage Products, Inc.
1,632	5.70%, 10/25/2031	1,249
	Structured Asset Securities Corp.
3,122	1.76%, 02/25/2033 Δ	2,909
		19,505
	Total asset & commercial mortgage backed securities
	(cost $59,419)	$19,505

U.S. GOVERNMENT AGENCIES - 28.1%
	Federal Home Loan Mortgage Corporation - 3.5%
$6,000	3.50%, 11/15/2025	$5,360
751	4.50%, 12/01/2018	793
1,516	4.94%, 08/01/2035 Δ	1,595
7,323	5.50%, 09/15/2016	7,763
15,161	5.50%, 05/15/2033 Ф	15,774
4,668	5.51%, 03/01/2036 Δ	4,993
1,704	6.00%, 10/01/2021 - 09/01/2034	1,872
8,339	6.50%, 09/01/2014 - 09/01/2032	9,289
1,193	7.00%, 10/01/2026 - 11/01/2032	1,358
22	7.50%, 05/01/2024 - 06/01/2025	26
75	8.00%, 08/01/2024 - 10/01/2024	87
2	8.50%, 10/01/2024	2
30	10.00%, 11/01/2020	34
		48,946
	Federal National Mortgage Association - 5.2%
6,352	5.00%, 08/01/2018 - 12/01/2035	6,782
7,400	5.31%, 03/01/2037 Δ	7,820
4,492	5.39%, 05/01/2036 Δ	4,785
11,136	5.50%, 05/25/2014 - 08/01/2019	11,958
11,033	6.00%, 09/01/2013 - 01/01/2035	12,144
2,470	6.02%, 07/01/2037 Δ	2,652
1,804	6.50%, 06/25/2029 Ф	2,013
11,311	6.50%, 05/01/2013 - 09/01/2032	12,705
1,536	7.00%, 06/01/2011 - 02/01/2032	1,716
48	7.50%, 06/01/2023	55
175	8.00%, 10/01/2029 - 02/01/2031	199
4	8.50%, 04/01/2017	5
65	9.00%, 08/01/2020 - 09/01/2021	77
5	9.75%, 07/01/2020	5
		62,916
	Government National Mortgage Association - 11.9%
66,049	4.00%, 10/20/2040	66,587
63,398	4.50%, 10/20/2040	65,907
4,876	5.00%, 01/20/2034	5,212
2,846	6.00%, 01/15/2033 - 02/15/2033	3,150
4,963	6.50%, 12/15/2028 - 01/15/2032	5,542
1,709	7.00%, 06/20/2030 - 10/15/2032	1,957
529	7.50%, 04/15/2022 - 04/20/2030	612
82	8.50%, 09/15/2019 - 03/15/2030	97
		149,064
	Other Government Agencies - 7.5%
	Small Business Administration Participation Certificates:
2,596	4.95%, 03/01/2025	2,768
10,390	5.16%, 02/01/2028	11,031
5,273	5.23%, 03/01/2027	5,654
10,499	5.31%, 08/01/2022 - 05/01/2027	11,243
7,021	5.32%, 01/01/2027	7,538
14,504	5.35%, 02/01/2026	15,661
5,670	5.49%, 02/01/2027	6,118
2,712	5.52%, 06/01/2024	2,906
5,796	5.57%, 03/01/2026	6,256
10,411	5.71%, 06/01/2027	11,262
2,240	5.76%, 10/01/2021	2,416
2,671	5.78%, 12/01/2021	2,884
5,577	6.07%, 07/01/2026	6,096
3,889	6.30%, 05/01/2019	4,214
		96,047
	Total U.S. government agencies
	(cost $344,400)	$356,973

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT SECURITIES - 69.6%
	U.S. Treasury Securities - 69.6%
	U.S. Treasury Notes - 69.6%
$10,250	0.50%, 11/15/2013		$10,118
75,000	0.50%, 04/15/2015 ◄		77,371
60,000	0.75%, 09/15/2013		59,808
262,000	1.25%, 08/31/2015		254,816
197,000	1.88%, 09/30/2017		187,597
70,000	2.38%, 07/31/2017		69,081
145,000	2.50%, 04/30/2015 - 06/30/2017		147,462
38,300	2.63%, 08/15/2020		36,310
40,000	2.75%, 05/31/2017		40,509
			883,072
	Total U.S. government securities
	(cost $903,785)		$883,072

	Total long-term investments
	(cost $1,307,604)		$1,259,550

SHORT-TERM INVESTMENTS - 0.5%
	Investment Pools and Funds - 0.0%
	JP Morgan U.S. Government Money
1	Market Fund		$1

	Repurchase Agreements - 0.2%
	BNP Paribas Securities Corp. Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $1,117,
	collateralized by U.S. Treasury Note
	1.00%, 2011, value of $1,134)
$1,117	0.15%, 12/31/2010		1,117
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	01/03/2011 in the amount of $655,
	collateralized by U.S. Treasury Note
	1.13% - 4.25%, 2013 - 2017, value of
	$668)
655	0.20%, 12/31/2010		655
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $875, collateralized by U.S.
	Treasury Bill 0.88%, 2011, U.S. Treasury
	Note 1.75%, 2014, value of $894)
875	0.23%, 12/31/2010		875
			2,647
	U.S. Treasury Bills - 0.3%
3,670	0.07%, 1/27/2011 □○Θ		3,669

	Total short-term investments
	(cost $6,317)		$6,317

	Total investments
	(cost $1,313,921) ▲	99.7%	$1,265,867
	Other assets and liabilities	0.3%	3,855
	Total net assets	100.0%	$1,269,722

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Note:  Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $1,316,100 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$18,385
Unrealized Depreciation	(68,618)
Net Unrealized Depreciation	$(50,233)

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2010.

◄
U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

Ф	Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

Θ	At December 31, 2010, these securities were designated to cover written call options in the table below:

							Unrealized
		Exercise Price/	Expiration	Number of	Market	Premiums	Appreciation
Issuer	Option Type	Rate	Date	Contracts*	Value ╪	Received	(Depreciation)
5 Year U.S. Treasury Note	Interest Rate	119.50%	01/24/2011	500	$35	$77	$42
5 Year U.S. Treasury Note	Interest Rate	120.00%	01/24/2011	500	16	108	92
					$51	$185	$134

*	The number of contracts does not omit 000's.

□	Security pledged as initial margin deposit for open futures contracts at December 31, 2010 as follows:

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
5 Year U.S. Treasury Note	650	Long	03/31/2011	$76,517	$76,397	$120
10 Year U.S. Treasury Note	2,519	Short	03/22/2011	303,382	305,164	1,782
U.S. Long Bond	100	Short	03/22/2011	12,212	11,970	(242)
						$1,660

*	The number of contracts does not omit 000's.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
10/2006	$8,638	Ansonia CDO Ltd., 0.56%, 07/28/2046 - 144A	$8,638
11/2006	$13,000	Arbor Realty Mortgage Securities, 0.68%, 01/26/2042 - 144A	13,000
08/1996	$1	DLJ Mortgage Acceptance Corp. - Class B1, 7.25%, 09/18/2011 - 144A	1
08/1996	$–	DLJ Mortgage Acceptance Corp. - Class B2, 7.25%, 09/18/2011 - 144A	–
10/2007	$11,379	Lehman XS Trust, 6.50%, 05/25/2037	11,254
11/2006	$7,200	LNR CDO Ltd., 0.00%, 05/28/2043 - 144A	7,214
04/2007	$4,000	Marathon Real Estate CDO Ltd., 1.66%, 05/25/2046 - 144A	3,941

The aggregate value of these securities at December 31, 2010, was $11,107, which represents 0.87% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$19,505	$–	$4,225	$15,280
U.S. Government Agencies	356,973	–	356,973	–
U.S. Government Securities	883,072	77,371	805,701	–
Short-Term Investments	6,317	1	6,316	–
Total	$1,265,867	$77,372	$1,173,215	$15,280
Futures *	1,902	1,902	–	–
Written Options *	134	134	–	–
Total	$2,036	$2,036	$–	$–
Liabilities:
Futures *	242	242	–	–
Total	$242	$242	$–	$–

♦	For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in							Balance as
	of	Realized	Unrealized					Transfers	Transfers	of
	December	Gain	Appreciation		Net			Into	Out of	December
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	31, 2010
Assets:
Asset & Commercial Mortgage
Backed Securities	$50,532	$(35,424)	$45,315	†	$(813)	$—	$(45,901)	$1,571	$—	$15,280
Total	$50,532	$(35,424)	$45,315		$(813)	$—	$(45,901)	$1,571	$—	$15,280

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at December 31, 2010 was $6,534.

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund
Statement of Assets and Liabilities
December 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,313,921)	$1,265,867
Receivables:
Investment securities sold	201
Fund shares sold	350
Dividends and interest	6,506
Variation margin	576
Other assets	—
Total assets	1,273,500
Liabilities:
Payables:
Fund shares redeemed	1,974
Variation margin	1,488
Investment management fees	125
Distribution fees	13
Accrued expenses	127
Written options (proceeds $185)	51
Total liabilities	3,778
Net assets	$1,269,722
Summary of Net Assets:
Capital stock and paid-in-capital	$1,404,225
Accumulated undistributed net investment income	31,147
Accumulated net realized loss on investments and foreign currency transactions	(119,390)
Unrealized depreciation of investments	(46,260)
Net assets	$1,269,722
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$10.46
Shares outstanding	99,328
Net assets	$1,038,534
Class IB: Net asset value per share	$10.40
Shares outstanding	22,224
Net assets	$231,188

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund
Statement of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$8
Interest	42,465
Total investment income, net	42,473

Expenses:
Investment management fees	6,265
Distribution fees - Class IB	654
Custodian fees	5
Board of Directors' fees	31
Audit fees	27
Other expenses	155
Total expenses	7,137
Net investment income	35,336

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments	(37,565)
Net realized loss on futures	(11,028)
Net realized loss on written options	(6,434)
Net realized loss on foreign currency contracts	(1,777)
Net realized gain on other foreign currency transactions	1,481
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(55,323)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	69,456
Net unrealized appreciation of futures	4,164
Net unrealized depreciation of written options	(120)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(1)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	73,499
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	18,176
Net Increase in Net Assets Resulting from Operations	$53,512

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment income	$35,336	$52,987
Net realized loss on investments, other financial instruments and foreign currency transactions	(55,323)	(24,466)
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	73,499	18,174
Net Increase In Net Assets Resulting From Operations	53,512	46,695
Distributions to Shareholders:
From net investment income
Class IA	(49,368)	(333)
Class IB	(10,632)	(84)
Total distributions	(60,000)	(417)
Capital Share Transactions:
Class IA
Sold	228,618	251,188
Issued on reinvestment of distributions	49,368	333
Redeemed	(366,062)	(399,898)
Total capital share transactions	(88,076)	(148,377)
Class IB
Sold	39,900	50,985
Issued on reinvestment of distributions	10,632	84
Redeemed	(93,445)	(119,059)
Total capital share transactions	(42,913)	(67,990)
Net decrease from capital share transactions	(130,989)	(216,367)
Net Decrease In Net Assets	(137,477)	(170,089)
Net Assets:
Beginning of period	1,407,199	1,577,288
End of period	$1,269,722	$1,407,199
Accumulated undistributed (distribution in excess of) net investment income	$31,147	$54,332
Shares:
Class IA
Sold	21,255	24,231
Issued on reinvestment of distributions	4,624	32
Redeemed	(34,052)	(38,753)
Total share activity	(8,173)	(14,490)
Class IB
Sold	3,736	4,934
Issued on reinvestment of distributions	1,000	8
Redeemed	(8,749)	(11,570)
Total share activity	(4,013)	(6,628)

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements December 31, 2010
(000’s Omitted)

1.	Organization:

Hartford U.S. Government Securities HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is as a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m.  Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued) December 31, 2010
(000’s Omitted)

Debt securities (other than short-term obligations) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investments in securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Exchange traded options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the instrument shall be taken to be the mean between most recent bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used. If such instruments do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional and volatility or other special adjustments.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments are valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments are valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued) December 31, 2010
(000’s Omitted)

custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of December 31, 2010.

j)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk.

k)
Prepayment/Interest Rate Risks – Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage backed securities and certain asset backed securities. Accordingly, the potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market value of debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

l)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Additional Derivative Instrument Information

Derivative Instruments as of December 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Interest rate contracts	Summary of Net Assets - Unrealized appreciation	1,902	Summary of Net Assets - Unrealized depreciation	242
Interest rate contracts			Written Options, Market Value	51

The ratio of futures market value to net assets as of December 31, 2010, was 23.57%, compared to a twelve-month average ratio of 14.92%. The volume of other derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2010.

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued) December 31, 2010
(000’s Omitted)

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$(6,434)	$(2,341)	$(11,028)	$—	$—	$(19,803)
Foreign exchange contracts	—	—	—	(1,777)	—	(1,777)
Total	$(6,434)	$(2,341)	$(11,028)	$(1,777)	$—	$(21,580)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	(120)	659	4,164	—	—	$4,703
Total	$(120)	$659	$4,164	$—	$—	$4,703

n)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures:

The Fund is subject to equity price risk and interest rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities or interest rates. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2010.

4.	Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying security or currency. The Fund had no outstanding purchased option contracts as of December 31, 2010. Transactions involving written option contracts for the Fund during the year ended December 31, 2010, are summarized below:

	Options Contract Activity During the
	Year Ended December 31, 2010
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	866	$268
Written	45,268	15,827
Expired	(3,216)	(522)
Closed	(41,918)	(15,388)
Exercised	—	—
End of Year	1,000	$185

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	—
Written	38,326	14,495
Expired	(750)	(553)
Closed	(37,576)	(13,942)
Exercised	—	—
End of Year	—	—

*  The number of contracts does not omit 000's.

5.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued) December 31, 2010
(000’s Omitted)

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$60,000	$417

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$31,155
Accumulated Capital and Other Losses*	(115,418)
Unrealized Depreciation†	(50,233)
Total Accumulated Deficit	$(134,496)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$1,479
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(1,479)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2013	$16,217
2014	15,888
2017	25,163
2018	58,150
Total	$115,418

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)
Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered during the year ended December 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.4500%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

b)
Accounting Services Agreement – Effective January 1, 2011, pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC will provide accounting services to the Fund. HLIC receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2010, the Fund had no fee reductions.

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued) December 31, 2010
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the periods listed below including the fees paid indirectly are as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Class IA	0.47%	0.49%	0.46%	0.47%	0.48%
Class IB	0.72	0.74	0.71	0.72	0.73

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $4. These fees are accrued daily and paid monthly.

7.	Investment Transactions:

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$464,144
Sales Proceeds Excluding U.S. Government Obligations	1,203,098
Cost of Purchases for U.S. Government Obligations	3,208,574
Sales Proceeds for U.S. Government Obligations	2,621,661

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2010, the Fund did not have any borrowings under this facility.

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Hartford U.S. Government Securities HLS Fund
Financial Highlights
- Selected Per-Share Date (A) -

	Net Asset			Net Realized						Net Increase
	Value at		Payments	and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	from (to)	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended December 31, 2010(E)
IA	$10.53	$0.28	$–	$0.14	$0.42	$(0.49)	$–	$–	$(0.49)	$(0.07)	$10.46
IB	10.48	0.25	–	0.12	0.37	(0.45)	–	–	(0.45)	(0.08)	10.40

For the Year Ended December 31, 2009
IA	10.19	0.40	–	(0.06)	0.34	–	–	–	–	0.34	10.53
IB	10.16	0.39	–	(0.07)	0.32	–	–	–	–	0.32	10.48

For the Year Ended December 31, 2008
IA	11.15	0.44	–	(0.51)	(0.07)	(0.89)	–	–	(0.89)	(0.96)	10.19
IB	11.10	0.18	–	(0.29)	(0.11)	(0.83)	–	–	(0.83)	(0.94)	10.16

For the Year Ended December 31, 2007(E)
IA	11.13	0.54	–	(0.07)	0.47	(0.45)	–	–	(0.45)	0.02	11.15
IB	11.07	0.51	–	(0.06)	0.45	(0.42)	–	–	(0.42)	0.03	11.10

For the Year Ended December 31, 2006(E)
IA	11.09	0.49	–	(0.06)	0.43	(0.39)	–	–	(0.39)	0.04	11.13
IB	11.03	0.46	–	(0.06)	0.40	(0.36)	–	–	(0.36)	0.04	11.07
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income to	Portfolio Turnover
Total Return(B)	Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	Average Net Assets	Rate(D)

3.79%	$1,038,534	0.47%	0.47%	2.59%	270%
3.53	231,188	0.72	0.72	2.34	–

3.38	1,132,301	0.49	0.49	3.63	151
3.12	274,898	0.74	0.74	3.39	–

(0.64)	1,243,275	0.46	0.46	4.56	83
(0.89)	334,013	0.71	0.71	4.31	–

4.38	925,088	0.47	0.47	4.86	95
4.12	297,934	0.72	0.72	4.61	–

4.01	711,639	0.48	0.48	4.48	199
3.75	290,963	0.73	0.73	4.21	–

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of Hartford HLS Series Fund II, Inc.

We have audited the accompanying statement of asset and liabilities, including the schedule of investments, of Hartford U.S. Government Securities HLS Fund (one of the four portfolios constituting Hartford HLS Series Fund II, Inc. (the Funds)) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position Hartford U.S. Government Securities HLS Fund of Hartford HLS Series Fund II, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

Hartford U.S. Government Securities HLS Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Hartford U.S. Government Securities HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson(1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)   Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)   Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Hartford U.S. Government Securities HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2010 through December 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning	Account Value	June 30, 2010	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	June 30, 2010	2010	December 31, 2010	ratio	year	year
Class IA	$1,000.00	$995.48	$2.25	$1,000.00	$1,022.95	$2.28	0.45%	184	365
Class IB	$1,000.00	$994.23	$3.50	$1,000.00	$1,021.69	$3.55	0.70%	184	365

Hartford U.S. Government Securities HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford U.S. Government Securities HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

Hartford U.S. Government Securities HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that although the longer term performance of the Fund did not meet expectations, performance has improved since a portfolio manager change in 2008.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for HL Advisors and the Sub-adviser were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that HL Advisors had decided to remove the fund accounting fee subsidy for the Fund’s Class IA and Class IB shares, effective January 1, 2011.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, received fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Fund’s transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer agency compensation from the Fund. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Fund were fair and reasonable based on publicly available information.

Hartford U.S. Government Securities HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

HLSSAR-USGS10-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Item 2. Code of Ethics.

Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, principal financial officer, and controller, which is attached as an exhibit.

Item 3.    Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: $178,700 for the fiscal year ended December 31, 2009; $126,960 for the fiscal year ended December 31, 2010.

(b)
Audit Related Fees: $24,900 for the fiscal year ended December 31, 2009; $9,952 for the fiscal year ended December 31, 2010. Audit-related services principally in connection with SEC Rule 17Ad-13 report.

(c)	Tax Fees: $25,808 for the fiscal year ended December 31, 2009; $18,042 for the fiscal year ended December 31, 2010.

(d)	All Other Fees: $0 for the fiscal year ended December 31, 2009; $0 for the fiscal year ended December 31, 2010.

(e)	(1) A copy of the Audit Committee’s pre-approval policies and procedures is attached as an exhibit.

(e)
(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)
None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the year ended December 31, 2010, were attributed to work performed by persons other than the principal accountant's full-time employees.

(g)	Non-Audit Fees: $988,535 for the fiscal year ended December 31, 2009; $875,412 for the fiscal year ended December 31, 2010.

(h)
The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Annual filing.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the Annual report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

11(a) (2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

12(a)(1)	Code of Ethics

12(a)(2)	Audit Committee Pre-Approved Policies and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD HLS SERIES FUND II, INC.

Date: February 11, 2011	By:	/s/ James E. Davey
James E. Davey
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 11, 2011	By:	/s/ James E. Davey
James E. Davey
Its: President

Date: February 11, 2011	By:	/s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)	Section 906 certification of principal executive officer and principal financial officer

	12(a)(1)	Code of Ethics

	12(a)(2)	Audit Committee Pre-Approved Policies and Procedures